UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
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☐	Soliciting Material Pursuant to §240.14a-12

HC CAPITAL TRUST

(Name of Registrant as Specified In Its Charter)

Laura Anne Corsell, Esq.
Montgomery, McCracken, Walker & Rhoads LLP
123 South Broad Street
Avenue of the Arts
Philadelphia, PA 19109

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September 1, 2011
To Shareholders of the HC Capital Trust:
A joint special meeting (the “Special Meeting”) of shareholders of The Institutional International Equity Portfolio, The Real Estate Securities Portfolio and The Commodity Returns Strategy Portfolio (collectively, the “Portfolios”) of the HC Capital Trust (the “Trust”) will be held on September 23, 2011. At the Special Meeting, shareholders of the Portfolios will be asked to consider and vote upon important matters relating to the portfolio management services provided to the Portfolios.
While you are welcome to join us at the Special Meeting, we anticipate that most shareholders will, by completing the proxy card enclosed with the Proxy Statement, instruct us to cast votes on their behalf. The proxy card may be completed by checking the appropriate box voting for or against the proposals described in the Proxy Statement. If a signed proxy card is returned, but no instructions are specified, your shares will be voted in accordance with the recommendations of the Board of Trustees of the Trust.
Whether or not you plan to attend the Special Meeting, we need your vote. If you are voting by mail, please mark, sign, and date the enclosed proxy card and return it promptly in the enclosed, postage-paid envelope so that the maximum number of shares may be voted. The proxy card contains instructions on how to cast your vote by telephone or via the Internet.
We encourage you to read the accompanying Proxy Statement thoroughly. To assist you in this, we have prepared a brief “Question and Answer Summary” which is included in this Proxy Statement.
As always, we thank you for your confidence and support.
Sincerely yours,
Robert J. Zion
Vice President
HC Capital Trust

HC CAPITAL TRUST
Five Tower Bridge, 300 Barr Harbor Drive, Suite 500
West Conshohocken, Pennsylvania 19428
Question and Answer Summary
HC Capital Solutions (the “Adviser”) serves as the investment adviser to the HC Capital Trust (the “Trust”). The Trust is designed primarily to serve as a vehicle through which the Adviser and its affiliates, implement certain asset allocation strategies on behalf of their investment advisory clients.
The Adviser, in its capacity as the Trust’s primary investment adviser, has recommended that three of the Trust’s portfolios — The Institutional International Equity Portfolio (the “International Portfolio”) The Real Estate Securities Portfolio (the “Real Estate Portfolio”) and The Commodity Returns Strategy Portfolio (the “Commodity Portfolio”) — add to the team of investment management firms (sometimes referred to in this Proxy Statement as “Specialist Managers”) that currently provide day-to-day portfolio management services. The investment advisory organizations recommended by the Adviser are Lazard Asset Management, LLC (“Lazard”) with respect to the International Portfolio and SSgA Funds Management, Inc. (“SSgA FM”) with respect to the Real Estate and Commodity Portfolios. The Trust’s Board of Trustees (“Board”) has, subject to the approval of the shareholders of the Portfolios, approved the Adviser’s recommendation. This Proxy Statement is designed to obtain the shareholder approvals required by the Investment Company Act of 1940 (the “1940 Act”). Information about these organizations is set forth in the “Proposed Specialist Manager Guide” at Appendix A in the Proxy Statement.
Please note that this Proxy Statement includes three separate proposals, one for each Portfolio. While we encourage you to read the Proxy Statement thoroughly, we have prepared the following “Q&A” to assist you in understanding the several proposals described in the Proxy Statement.1
Both the Adviser and the Trust’s Board of Trustees recommend that shareholders vote “FOR” each of the proposals.
SUMMARY OF PROPOSAL I RELATING TO
THE INSTITUTIONAL INTERNATIONAL EQUITY PORTFOLIO ONLY
Q.	WHY IS A NEW PORTFOLIO MANAGEMENT AGREEMENT BEING PROPOSED FOR THE INSTITUTIONAL INTERNATIONAL EQUITY PORTFOLIO AT THIS TIME?

A.	Current day-to-day investment decisions for the International Portfolio are the responsibility of four separate investment advisory organizations (collectively, “Current International Managers”), each of which adheres to a distinct investment style. If the proposed portfolio management agreement (“Proposed International Agreement”) is approved by shareholders and implemented in accordance with its terms, Lazard will be available to manage a portion of the International Portfolio’s assets in accordance with an additional, distinct investment style. Accordingly, the Adviser has recommended, and the Board has approved, the engagement of Lazard to serve as a Specialist Manager for the International Portfolio. The Board of Trustees has also approved the terms and conditions of the Proposed International Agreement pursuant to which Lazard will provide day-to-day investment decisions for a portion of the assets of the International Portfolio. In accordance with various provisions of the 1940 Act, shareholders of the International Portfolio are being asked to approve the Proposed International Agreement.

Q.	WILL THE EXPENSES ASSOCIATED WITH MY INVESTMENT IN THE PORTFOLIO INCREASE IF THE PROPOSED INTERNATIONAL AGREEMENT IS IMPLEMENTED?

A.	Under the Proposed International Agreement, Lazard would receive an annual fee of 0.45% of the first $100 million in assets that may, from time to time, be allocated to it by the Adviser or the Board, 0.40% of the next $150 million and 0.375% on all assets in excess of $250 million. This fee rate is lower than the fee payable to

[1]	The information provided in the “Q&A” is qualified in its entirety, by the information and disclosures contained in the accompanying Proxy Statement.

two of the Current International Managers and higher than the fee payable to the other two Current International Managers. For this reason, whether the overall level of advisory fees payable by the International Portfolio will increase or decrease relative to advisory fees incurred during the International Portfolio’s fiscal year ended June 30, 2011, is entirely dependent on the manner in which assets are allocated among the various Specialist Managers.

The Adviser recommends that shareholders approve this proposal and believes that any increase in the International Portfolio’s expenses is likely to be outweighed by the expected benefits associated with the combination of investment styles. Tables illustrating the pro forma expenses that shareholders of the International Portfolio may be expected to incur in the event that the Proposed International Agreement is approved and implemented appear in this Proxy Statement at Appendix B.

Q.	IF THE PROPOSED AGREEMENT WITH LAZARD IS APPROVED BY SHAREHOLDERS, WHEN WILL IT BECOME EFFECTIVE?

A.	Assuming that the Proposed International Agreement is approved by shareholders of the International Portfolio, it will become effective as soon as reasonably practical following the Special Meeting.
SUMMARY OF PROPOSAL 2 RELATING TO
THE REAL ESTATE SECURITIES PORTFOLIO ONLY
Q.	WHY IS A NEW PORTFOLIO MANAGEMENT AGREEMENT BEING PROPOSED FOR THE REAL ESTATE SECURITIES PORTFOLIO AT THIS TIME?

A.	Current day-to-day investment decisions for the Real Estate Portfolio are the responsibility of one investment advisory organization (the “Current Real Estate Manager”), which adheres to a particular investment style. If the proposed portfolio management agreement (“Proposed Real Estate Agreement”) is approved by shareholders and implemented in accordance with its terms, SSgA FM will be available to manage a portion of the Real Estate Portfolio’s assets in accordance with an additional passive, highly diversified index-based approach. Accordingly, the Adviser has recommended, and the Board has approved, the engagement of SSgA FM to serve as a Specialist Manager for the Real Estate Portfolio. The Board of Trustees has also approved the terms and conditions of the Proposed Real Estate Agreement pursuant to which SSgA FM will provide day-to-day investment decisions for a portion of the assets of the Real Estate Portfolio. In accordance with various provisions of the 1940 Act, shareholders of the Real Estate Portfolio are being asked to approve the Proposed Real Estate Agreement.

Q.	WILL THE EXPENSES ASSOCIATED WITH MY INVESTMENT IN THE PORTFOLIO INCREASE IF THE PROPOSED COMMODITY AGREEMENT IS IMPLEMENTED?

A.	Under the Proposed Real Estate Agreement, SSgA FM would receive an annual fee of 0.12% of the assets that may, from time to time, be allocated to it by the Adviser or the Board, with a minimum annual fee of $100,000. This fee rate is lower than the fee payable to the Current Real Estate Manager. For this reason, it is anticipated that the overall level of advisory fees payable by the Portfolio will decrease relative to advisory fees incurred during the Portfolio’s fiscal year ended June 30, 2011.

The Adviser recommends that shareholders approve this proposal. Tables illustrating the pro forma expenses that shareholders of the Portfolio may be expected to incur in the event that the Proposed Real Estate Agreement is approved and implemented appear in this Proxy Statement at Appendix C.

Q.	IF THE PROPOSED AGREEMENT WITH SSgA FM IS APPROVED BY SHAREHOLDERS, WHEN WILL IT BECOME EFFECTIVE?

A.	Assuming that the Proposed Real Estate Agreement is approved by shareholders of the Real Estate Portfolio, it will become effective as soon as reasonably practical following the Special Meeting.

SUMMARY OF PROPOSAL 3 RELATING TO
THE COMMODITY RETURNS STRATEGY PORTFOLIO ONLY
Q.	WHY IS A NEW PORTFOLIO MANAGEMENT AGREEMENT BEING PROPOSED FOR THE COMMODITY RETURNS STRATEGY PORTFOLIO AT THIS TIME?

A.	Current day-to-day investment decisions for the Commodity Portfolio are the responsibility of two separate investment advisory organizations (collectively, “Current Commodity Managers”), each of which adheres to a distinct investment style. If the proposed portfolio management agreement (“Proposed Commodity Agreement”) is approved by shareholders and implemented in accordance with its terms, SSgA FM will be available to manage a portion of the Commodity Portfolio’s assets in accordance with a passive, highly diversified index-based approach. Accordingly, the Adviser has recommended, and the Board has approved, the engagement of SSgA FM to serve as a Specialist Manager for the Commodity Portfolio. The Board of Trustees has also approved the terms and conditions of the Proposed Commodity Agreement pursuant to which SSgA FM will provide day-to-day investment decisions for a portion of the assets of the Commodity Portfolio. In accordance with various provisions of the 1940 Act, shareholders of the Commodity Portfolio are being asked to approve the Proposed Commodity Agreement.

Q.	WILL THE EXPENSES ASSOCIATED WITH MY INVESTMENT IN THE PORTFOLIO INCREASE IF THE PROPOSED COMMODITY AGREEMENT IS IMPLEMENTED?

A.	Under the Proposed Commodity Agreement, SSgA FM would receive an annual fee of 0.06% of the assets that may, from time to time, be allocated to it by the Adviser or the Board, with a minimum annual fee of $100,000. This fee rate is lower than the fee payable to either of the Current Commodity Managers. For this reason, it is anticipated that the overall level of advisory fees payable by the Portfolio will decrease relative to advisory fees incurred during the Portfolio’s fiscal year ended June 30, 2011.

The Adviser recommends that shareholders approve this proposal. Tables illustrating the pro forma expenses that shareholders of the Portfolio may be expected to incur in the event that the Proposed Commodity Agreement is approved and implemented appear in this Proxy Statement at Appendix D.

Q.	IF THE PROPOSED AGREEMENT WITH SSgA FM IS APPROVED BY SHAREHOLDERS, WHEN WILL IT BECOME EFFECTIVE?

A.	Assuming that the Proposed Commodity Agreement is approved by shareholders of the Commodity Portfolio, it will become effective as soon as reasonably practical following the Special Meeting.

NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS
of
THE INSTITUTIONAL INTERNATIONAL EQUITY PORTFOLIO
THE REAL ESTATE SECURITIES PORTFOLIO
And
THE COMMODITY RETURNS STRATEGY PORTFOLIO
of
HC CAPITAL TRUST
to be held on September 23, 2011
TO THE SHAREHOLDERS:
A joint special meeting (the “Special Meeting”) of shareholders of The Institutional International Equity Portfolio, The Real Estate Securities Portfolio and The Commodity Returns Strategy Portfolio (collectively, the “Portfolios”) of The HC Capital Trust (the “Trust”) will be held on September 23, 2011, at the Trust’s principal office, located at Five Tower Bridge, 300 Barr Harbor Drive, Suite 500, West Conshohocken, PA 19428, at 10:00 a.m. for the following purpose:
At the Special Meeting, shareholders of The Institutional International Equity Portfolio will be asked to consider the following proposal:

1.	Approval of a portfolio management agreement between the Trust, on behalf of The Institutional International Equity Portfolio, and Lazard Asset Management, LLC.
At the Special Meeting, shareholders of The Real Estate Securities Portfolio will be asked to consider the following proposal:

2.	Approval of a portfolio management agreement between the Trust, on behalf of The Real Estate Securities Portfolio, and SSgA Funds Management, Inc.
At the Special Meeting, shareholders of The Commodity Returns Strategy Portfolio will be asked to consider the following proposal:

3.	Approval of a portfolio management agreement between the Trust, on behalf of The Commodity Returns Strategy Portfolio, and SSgA Funds Management, Inc.
Shareholders of the Portfolios will also transact such further business as may properly come before the Special Meeting or any adjournment thereof.
Shareholders of record of the Portfolios at the close of business on August 17, 2011 (the “Record Date”) are entitled to notice of the Special Meeting and any adjournments thereof. If you do not expect to attend the Special Meeting, please fill in, date, sign and return the proxy card in the enclosed envelope, which requires no postage if mailed in the United States (if voting by mail) or vote by telephone or via the Internet in accordance with the instructions on the proxy card. If you attend the Special Meeting, you may vote your shares in person; a vote cast “in person” will revoke a previously submitted proxy card.
It is important that you return your signed proxy promptly so that a quorum may be assured.
BY ORDER OF THE BOARD OF TRUSTEES OF HC CAPITAL TRUST

HC CAPITAL TRUST
Five Tower Bridge, 300 Barr Harbor Drive, Suite 500
West Conshohocken, PA 19428
PROXY STATEMENT
This Proxy Statement and the enclosed proxy are being furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of The HC Capital Trust (the “Trust”). The matters discussed in this proxy statement apply to three series of the Trust: The Institutional International Equity Portfolio (the “International Portfolio”), The Real Estate Securities Portfolio (the “Real Estate Portfolio”) and The Commodity Returns Strategy Portfolio (the “Commodity Portfolio” and, together with the International and Real Estate Portfolios, the “Portfolios”). Proxies so solicited are intended for use at a joint special meeting of shareholders of the Portfolios or any adjournment of that meeting (the “Special Meeting”). The Special Meeting will be held at 10:00 a.m. (Eastern Time) on September 23, 2011 at the offices of the Trust located at Five Tower Bridge, 300 Barr Harbor Drive, Suite 500, West Conshohocken, PA 19428, for the purposes set forth in the accompanying Notice of Meeting. Further information about these matters is set forth in this Proxy Statement.
It is anticipated that this Proxy Statement, the accompanying Notice of Special Meeting and the enclosed proxy card will first be mailed to shareholders on or about September 2, 2011. Only shareholders of record of the Portfolios on August 17, 2011 (the “Record Date”) will be entitled to notice of, and to vote at, the Special Meeting.
The table below summarizes the proposals to be presented at the Special Meeting, and indicates which shareholders will be entitled to vote with respect to each proposal and the number of shares outstanding (“Record Date Shares”) for each Portfolio as of the Record Date.

Summary of Proposal	Affected Portfolio	Record Date Shares
Proposal 1

Approval of Lazard Asset Management,	Institutional	HC Strategic Shares: 170,773,095.87
LLC as a Specialist Manager for The	International Equity	HC Advisors Shares: 236,718.59
Institutional International Equity Portfolio	Portfolio
and related contract

Proposal 2

Approval of SSgA Funds Management,	Real Estate Securities	HC Strategic Shares: 8,505,885.79
Inc. as a Specialist Manager for The Real Estate	Portfolio	HC Advisors Shares: 14,423.21
Securities Portfolio and related contract

Proposal 3

Approval of SSgA Funds Management, Inc.	Commodity Returns	HC Strategic Shares: 41,186,620.30
as a Specialist Manager for The Commodity	Strategy Portfolio	HC Advisors Shares: 52,424.70
Returns Strategy Portfolio and related contract

Quorum; Vote Required to Approve Proposals
The presence of the holders of 40% of the shares of each Portfolio as of the Record Date, represented in person or by proxy, shall constitute a quorum for the purpose of conducting the business of that Portfolio at the Special Meeting. Approval of each Proposal requires the approval of the holders of a “majority of the outstanding voting securities” of the relevant Portfolio. Under the Investment Company Act of 1940, as amended (the “Investment Company Act”), this means the lesser of (i) 67% of the outstanding shares represented at a meeting at which more than 50% of the outstanding shares are present in person or represented by proxy, or (ii) more than 50% of the Portfolio’s outstanding voting securities. Persons and groups known by management to beneficially own 5% or more of the Record Date Shares of each Portfolio are listed in this Proxy Statement under the heading “Additional Information.”
If the accompanying proxy is executed properly and returned (if voting by mail) or voted in accordance with the telephone or Internet voting procedures described in the proxy, shares represented by such proxy will be voted at the Special Meeting in accordance with the instructions on the proxy. The Board recommends a vote “FOR” the approval of each Proposed Agreement. If a signed proxy card is returned, but no instructions are specified, shares will be voted “FOR” approval of the Proposals, and according to the best judgment of the proxy holders on all other matters. Costs associated with the solicitation of proxies will be borne by the Trust. Officers of the Adviser may assist in the solicitation without separate compensation. If the votes required to approve a Proposal are not received, the persons named as proxies on the accompanying proxy may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the relevant Portfolio’s shares present in person or by proxy at the Special Meeting. The persons named as proxies will vote FOR any such adjournment those proxies which they are entitled to vote in favor of the proposal and will vote AGAINST any such adjournment those proxies to be voted against the proposal. A shareholder can revoke a proxy prior to its use by appearing at the Special Meeting and voting in person, by giving written notice of such revocation to the Trust or by returning a subsequently dated proxy to the Trust.
Copies of the Trust’s Annual Report to Shareholders, dated June 30, 2011 have been previously delivered to shareholders of the Trust. Shareholders of the Trust may obtain additional copies of those reports without charge by writing to the Trust at Five Tower Bridge, 300 Barr Harbor Drive, Suite 500, West Conshohocken, PA 19428 or by calling toll free 1-800-242-9596.

INTRODUCTION AND BACKGROUND
The Trust is a diversified, open-end management investment company. The Trust is designed to operate in a “multi-manager” or “manager of managers” format and as a vehicle through which the Adviser and/or its affiliates implement certain asset allocation strategies on behalf of its investment advisory clients. Under the multi-manager structure, day-to-day portfolio management services and investment decisions are provided to each of the Trust’s investment portfolios by one or more independent investment advisory firms (each, a “Specialist Manager”). HC Capital Solutions (the “Adviser”) serves as the Trust’s primary investment adviser and, in particular, monitors, evaluates and oversees the Specialist Managers that serve the Trust’s various portfolios. The Trust’s Board of Trustees (the “Board”) is responsible for the overall supervision and management of the business and affairs of the Trust.
Current day-to-day investment decisions for The Institutional International Equity Portfolio (the “International Portfolio”) are the responsibility of four separate investment advisory organizations (collectively, “Current International Managers”), each of which adheres to a distinct investment style. If the proposed portfolio management agreement related to the International Portfolio (“Proposed International Agreement”) is approved by shareholders and implemented in accordance with its terms, Lazard Asset Management, LLC (“Lazard”) will be available to manage a portion of the International Portfolio’s assets in accordance with a proprietary quantitative investment style. Accordingly, the Adviser has recommended, and the Board has approved, the engagement of Lazard to serve as a Specialist Manager for the International Portfolio.
Current day-to-day investment decisions for The Real Estate Securities Portfolio (the “Real Estate Portfolio”) are the responsibility of one investment advisory organization (the “Current Real Estate Manager”). If the proposed portfolio management agreement related to the Real Estate Portfolio (“Proposed Real Estate Agreement”) is approved by shareholders and implemented in accordance with its terms, SSgA Funds Management, Inc. (“SSgA FM”) will be available to provide the Real Estate Portfolio with access to a passive, highly diversified index-based investment approach. Accordingly, the Adviser has recommended, and the Board has approved, the engagement of SSgA FM to serve as a Specialist Manager for the Real Estate Portfolio.
Current day-to-day investment decisions for The Commodity Returns Strategy Portfolio (the “Commodity Portfolio”) are the responsibility of two separate investment advisory organizations (collectively, “Current Commodity Managers”), each of which adheres to a distinct investment style. If the proposed portfolio management agreement related to the Commodity Portfolio (“Proposed Commodity Agreement”) is approved by shareholders and implemented in accordance with its terms, SSgA Funds Management, Inc. (“SSgA FM”) will be available to provide the Commodity Portfolio with access to a passive, highly diversified index-based investment approach. Accordingly, the Adviser has recommended, and the Board has approved, the engagement of SSgA FM to serve as a Specialist Manager for the Commodity Portfolio.
Additional information about each of Lazard and SSgA FM is set forth in the “Proposed Specialist Manager Guide” at Appendix A in the Proxy Statement.
The Trust’s Board, including a majority of those trustees who are not “interested persons” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act (the “Independent Trustees”), approved the Adviser’s recommendations, as well as each of the Proposed Agreements at a special meeting of the Board held on August 16, 2011. In approving the Proposed Agreements, the Board acknowledged that implementation of the Proposed International Agreement would likely increase the overall advisory fees paid by the International Portfolio. Except for terms relating to fees, the operative terms and conditions of the Proposed Agreements are substantially the same as the terms and conditions of existing agreements with other Specialist Managers.

In connection with deliberations relating to the Adviser’s recommendations, the Board requested and received a range of information from each of Lazard and SSgA FM about their respective business operations, financial position, costs and/or profitability, other accounts and related information. The Board and the Independent Trustees also received information from the Adviser, including the Adviser’s overall evaluation of Lazard and SSgA FM, the investment style that the Adviser expects each organization to bring to their respective assignments and the Adviser’s expectations for each of the Portfolios and the asset class each represents. During the course of its deliberations, the Board was provided with publicly available information assembled by a third-party service provider about the performance and fee structures of funds similar to the Portfolios managed by other investment advisers (the “peer group”). While the Board found this information useful as an indication of the range of fees and services in the peer group, the Board did not specifically rely upon such comparisons, but based its findings primarily on the specific facts and circumstances of the Portfolios and the Trust as a whole.
In concluding that the engagement of Lazard and SSgA FM would be appropriate and, further, that approval of portfolio management agreements pursuant to which Lazard and SSgA FM would serve the affected Portfolios was in the best interests of shareholders of those Portfolios, the Board considered it of importance that, like all of the portfolios of the Trust, the International, Real Estate and Commodity Portfolios are designed primarily to serve as vehicles through which the Adviser implements asset allocation strategies on behalf of its investment advisory clients and that shares of the Portfolios are generally available only to such clients. The Board also had before it information to the effect that Lazard and SSgA FM would be responsible only for the day-to-day investment decisions for that portion of the assets of the Portfolios allocated to them, would not participate in the administration or distribution of shares of the any Trust portfolio and would receive limited, if any, benefit from its association with the Portfolios or the Trust other than investment advisory fees received. The Board reviewed the portfolio management services expected to be provided by Lazard and SSgA FM, respectively, referencing the expected investment style, the experience of the personnel expected to be assigned to the Portfolios and the past performance of these organizations including, as applicable, peer group comparisons.
The Board also determined that the compensation to which Lazard and SSgA FM would be entitled under the Proposed Agreements was reasonable. In reaching this conclusion, the Board had before it certain information with respect to the costs incurred by each of these organizations, information relating to their profitability, and the fees charged by these organizations to other investment company and institutional clients with investment objectives similar to the affected Portfolios. The Board did not specifically rely on such information, however, but instead gave substantial weight to information demonstrating that the fee rates established in the proposed agreements had been determined as a result of arms-length negotiations conducted by officers of the Trust and the Adviser. The Board acknowledged that the proposed Lazard engagement could, depending on the manner in which assets are allocated among the Specialist Managers serving the International Portfolio, cause the overall advisory fees paid by the International Portfolio to increase or decrease. The Board concluded, however, that the potential benefits to the International Portfolio outweighed any potential fee increase and, further, recognized that the overall levels of advisory fees experienced by any Portfolio would be affected primarily by the manner in which the assets of such Portfolio are allocated among its Specialist Managers.
Subject to the approval of the shareholders of the Portfolios, the Board approved the proposed agreements with Lazard and SSgA FM. Each such agreement will become effective as soon as reasonably practicable following its approval by applicable shareholders at the Special Meeting. If one or more of the Proposed Agreements is not approved at the Special Meeting, the relevant Portfolio will continue to be managed by its current Specialist Managers. The fact that one or more of the Proposed Agreements are not approved, however, will not affect the implementation of those Proposed Agreements that are approved at the Special Meeting.

PROPOSAL 1:	Approval of a portfolio management agreement between the Trust, on behalf of The Institutional International Equity Portfolio, and Lazard Asset Management, LLC.
Day-to-day investment decisions for The Institutional International Equity Portfolio are currently the responsibility of four separate investment advisory organizations: Artisan Partners Limited Partnership; Causeway Capital Management, LLC; Capital Guardian Trust Company and SSgA FM. Each follows a distinct investment style in managing the portion of the assets of the International Portfolio allocated to it, according to each organization’s unique investment approach.
If the Proposed International Agreement is approved by shareholders and implemented in accordance with its terms, Lazard will be available to manage a portion of the International Portfolio’s assets in accordance with a proprietary quantitative investment style conducted through a “bottom up” stock selection process utilizing a series of proprietary measures to identify the most attractive stocks in each industry.
The Proposed International Agreement with Lazard was approved, subject to the approval of the shareholders of the International Portfolio, by the Trust’s Board at a special meeting of the Board held on August 16, 2011.
It should be noted that if the Proposed International Agreement is approved, the International Portfolio’s overall investment advisory fees may increase, although the extent of any such increase will depend on the manner in which the International Portfolio’s assets are allocated among the various Specialist Managers. Under the Proposed International Agreement, Lazard would receive an annual fee of 0.45% of the first $100 million in average daily net assets that may, from time to time, be allocated to it by the Adviser or the Board, 0.40% of the next $150 million and 0.375% on all assets in excess of $250 million. This fee rate is lower than the fee payable to two of the Current Managers and higher than the fee payable to the other two Current Managers. For this reason, whether the overall level of advisory fees payable by the International Portfolio will increase or decrease relative to advisory fees incurred during the International Portfolio’s fiscal year ended June 30, 2011, is entirely dependent on the manner in which assets are allocated among the various Specialist Managers.
If approved by shareholders, the Proposed International Agreement will remain in effect in accordance with its terms for two years, and will continue in effect from year to year thereafter so long as it is approved annually by the Trust’s Board. A copy of the Proposed International Agreement with Lazard appears in this Proxy Statement as Exhibit A (Proposed International Agreement between the Trust and Lazard relating to The Institutional International Equity Portfolio). Information about Lazard is set forth in the Proposed Specialist Managers Guide at Appendix A in this Proxy Statement.
THE BOARD OF TRUSTEES RECOMMENDS SHAREHOLDERS OF THE INSTITUTIONAL
INTERNATIONAL EQUITY PORTFOLIO VOTE “FOR” PROPOSAL 1
Factors Considered by the Board
The Board, including a majority of the Independent Trustees, has considered and approved, subject to the approval of the shareholders of the International Portfolio, the proposed agreement with Lazard relating to The Institutional International Equity Portfolio. In connection with its deliberations, the Board considered several factors. In addition, the Board requested and received detailed information from Lazard about its business and operations.
In concluding that approval of the Proposed International Agreement was in the best interests of the International Portfolio and consistent with the expectations of shareholders, the Board gave substantial weight to the Adviser’s assessment of the structure of the International Portfolio, the role of each of the current Specialist Managers of the International Portfolio, and the potential benefits of engaging Lazard to manage a portion of the International Portfolio’s assets.
The Board also considered information provided to it by the Adviser and Lazard with respect to the nature and quality of the services expected to be provided by Lazard, its performance record in managing investment accounts similar to the International Portfolio, its commitment to maintaining a consistent investment strategy, the size and depth of the organization and other factors. The Board also considered the specific terms of the Proposed International Agreement, including fees payable to Lazard.

In summary, the Board concluded that the implementation of the Proposed International Agreement with Lazard would be in the best interests of the Trust and the shareholders of the International Portfolio. During the course of its deliberations, and as indicated above, the Board considered recommendations made by the Adviser as well as information provided to it relating to Lazard’s management style and past performance record. Specifically, in considering the nature and quality (including performance) of the services expected to be provided by Lazard, the Board had before it information that it received from the Adviser and Lazard with respect to Lazard’s commitment to implementing a consistent investment program, the performance achieved for other clients in the past, and information relating to its compliance programs and back office systems. The Board also considered a range of information with respect to the experience and professional backgrounds of the members of the proposed portfolio management team. In concluding that the services to be provided by Lazard were reasonably likely to benefit the International Portfolio, the Board did not rely upon any single factor, but gave substantial weight to the Adviser’s recommendations and its view with respect to the ability of Lazard to carry out the investment policies of the International Portfolio and to ensure continuity in its investment strategy.
The Board also determined that the rate at which Lazard would be compensated for its services under the Proposed International Agreement was reasonable. In reaching this conclusion, the Board was informed with respect to, among other relevant factors, comparative fee information, including information regarding both peer group fees and fees charged by Lazard to its other clients. The Board did not specifically rely upon such comparisons, but gave substantial weight to the fact that the rate at which Lazard was to be compensated was determined as a result of arms-length negotiations conducted by the officers of the Trust and the Adviser.
Information About the Proposed International Agreement with Lazard Relating to The Institutional International Equity Portfolio
The Proposed International Agreement requires the named service provider to (i) provide a continuous investment program for that portion of the International Portfolio’s assets that may be allocated to it; (ii) provide investment research; (iii) select brokers and dealers through which securities transactions are executed; and (iv) maintain certain records required under relevant provisions of the 1940 Act. The Proposed International Agreement also provides: that the service provider will not be liable to the Trust for any loss sustained by the Trust unless such loss is caused by the service provider’s willful misfeasance, reckless disregard of duty, bad faith or gross negligence; for termination of the agreement by the Trust or by the service provider upon sixty days’ written notice; and termination in the event of an “assignment” as defined in the 1940 Act. Under the terms of the Proposed International Agreement, Lazard will receive an annual fee of 0.45% of the first $100 million in average daily net assets that may, from time to time, be allocated to it by the Adviser or the Board, 0.40% of the next $150 million and 0.375% on all assets in excess of $250 million. For more information on the fees and expenses of the International Portfolio, see the pro-forma fee and expense tables in Appendix B.
With respect to duration and termination, the Proposed International Agreement provides that it shall continue in effect for a period of two years from the date on which it becomes effective. The Proposed International Agreement will remain in effect thereafter from year to year for so long as its continuance is specifically approved, at least annually, by (i) a majority of the Board or the vote of the holders of a majority of the International Portfolio’s outstanding voting securities; and (ii) the affirmative vote, cast in person at a meeting called for the purpose of voting on such continuance, of a majority of the Trust’s Independent Trustees.
If Proposal 1 is approved, the Proposed International Agreement will become effective as soon as reasonably practical following the Special Meeting. In the event that the Proposed International Agreement is not approved by the International Portfolio’s shareholders, the current Specialist Managers will continue to manage the International Portfolio.

PROPOSAL 2: Approval of Proposed Portfolio Management Agreement between the Trust, on behalf of The Real Estate Securities Portfolio, and SSgA Funds Management, Inc.
Day-to-day investment decisions for The Real Estate Securities Portfolio are currently the responsibility of one investment advisory organization: Wellington Management Company, LLP (“Wellington”). Wellington follows a proprietary actively-managed investment style in managing its portion of the assets of the Real Estate Portfolio allocated to it.
If the Proposed Real Estate Agreement is approved by shareholders and implemented in accordance with its terms, SSgA FM will be available to manage a portion of the Portfolio’s assets in accordance with a passively-managed, diversified index-based investment approach. The Adviser believes that such a passive investment approach would provide an appropriate complement to Wellington’s more active investment style.
The Proposed Real Estate Agreement with SSgA FM was approved, subject to the approval of the shareholders of the Real Estate Portfolio, by the Trust’s Board at a meeting of the Board held on August 16, 2011.
It should be noted that if Proposal 2 in this Proxy Statement is approved, the Real Estate Portfolio’s overall investment advisory fees will likely decrease; the extent of any such decrease will depend on the manner in which the Real Estate Portfolio’s assets are allocated among the various Specialist Managers. Under the Proposed Real Estate Agreement, SSgA FM would receive an annual fee of 0.12% of the average daily net assets that may, from time to time, be allocated to it by the Adviser or the Board, subject to a minimum annual fee of $100,000 (pro-rated for the number of days on which SSgA FM has assets to manage). This fee rate is considerably lower than the fee that is payable to Wellington. For this reason, it is expected that, depending on the level of assets allocated to SSgA FM, the overall level of advisory fees payable by the Real Estate Portfolio is likely to decrease relative to advisory fees incurred during the Real Estate Portfolio’s fiscal year ended June 30, 2011.
If approved by shareholders, the Proposed Real Estate Agreement will remain in effect in accordance with its terms for two years, and will continue in effect from year to year thereafter so long as it is approved annually by the Trust’s Board. A copy of the Proposed Real Estate Agreement with SSgA FM appears in this Proxy Statement as Exhibit B (Proposed Real Estate Agreement between the Trust and SSgA FM relating to The Real Estate Securities Portfolio). Information about SSgA FM is set forth in the Proposed Specialist Managers Guide at Appendix A in the Proxy Statement.
THE BOARD OF TRUSTEES RECOMMENDS SHAREHOLDERS
OF THE REAL ESTATE SECURITIES PORTFOLIO VOTE “FOR” PROPOSAL 2.
Factors Considered by the Board
The Board, including a majority of the Independent Trustees, has considered and approved, subject to the approval of the shareholders of the Real Estate Portfolio, the Proposed Real Estate Agreement with SSgA FM. In connection with the Board’s deliberations, the Board considered several factors. In addition, the Board requested and received detailed information from SSgA FM about its business and operations.
In concluding that approval of the Proposed Real Estate Agreement was in the best interests of the Real Estate Portfolio and consistent with the expectations of shareholders, the Board gave substantial weight to the Adviser’s assessment of the structure of the Real Estate Portfolio, the role of current Specialist Manager, and the potential benefits of engaging SSgA FM to manage a portion of the Real Estate Portfolio’s assets.
The Board also considered information provided to it by the Adviser and SSgA FM with respect to the nature and quality of the services expected to be provided by SSgA FM, its performance record in managing investment accounts similar to the Real Estate Portfolio, its commitment to maintaining a consistent investment strategy, the size and depth of the organization and other factors. The Board also considered the specific terms of the Proposed Real Estate Agreement, including fees payable to SSgA FM.

In summary, the Board concluded that the implementation of the Proposed Real Estate Agreement with SSgA FM would be in the best interests of the Trust and the shareholders of the Real Estate Portfolio. During the course of its deliberations, and as indicated above, the Board considered recommendations made by the Adviser as well as information provided to it relating to SSgA FM’s management style and past performance record. Specifically, in considering the nature and quality (including performance) of the services expected to be provided by SSgA FM, the Board had before it information that it received from the Adviser and SSgA FM with respect to SSgA FM’s commitment to implementing a consistent passive investment program, the performance achieved for other clients in the past including various other Portfolios of the Trust, and information relating to its compliance programs and back office systems. The Board also considered a range of information with respect to the experience and professional backgrounds of the members of the proposed portfolio management team. In concluding that the services to be provided by SSgA FM were reasonably likely to benefit the Real Estate Portfolio, the Board did not rely upon any single factor, but gave substantial weight to the Adviser’s recommendations and its view with respect to the ability of SSgA FM to carry out the investment policies of the Real Estate Portfolio and to ensure continuity in its investment strategy.
The Board also determined that the rate at which SSgA FM would be compensated for its services under the Proposed Real Estate Agreement was reasonable. In reaching this conclusion, the Board was informed with respect to, among other relevant factors, comparative fee information, including information regarding both peer group fees and fees charged by SSgA FM to its other clients. The Board did not specifically rely upon such comparisons, but gave substantial weight to the fact that the rate at which SSgA FM was to be compensated was determined as a result of arms-length negotiations conducted by the officers of the Trust and the Adviser.
Information About the Proposed Agreement with SSgA FM Relating to The Real Estate Securities Portfolio
The Proposed Real Estate Agreement requires the named service provider to (i) provide a continuous investment program for that portion of the Real Estate Portfolio’s assets that may be allocated to it; (ii) provide investment research; (iii) select brokers and dealers through which securities transactions are executed; and (iv) maintain certain records required under relevant provisions of the 1940 Act. The Proposed Real Estate Agreement also provides: that the service provider will not be liable to the Trust for any loss sustained by the Trust unless such loss is caused by the service provider’s willful misfeasance, reckless disregard of duty, bad faith or gross negligence; for termination of the agreement by the Trust or by the service provider upon sixty days’ written notice; and termination in the event of an “assignment” as defined in the 1940 Act. Under the terms of the Proposed Real Estate Agreement, SSgA FM will be paid an annual fee of 0.12% of the average daily net assets that may, from time to time, be allocated to it by the Adviser or the Board, subject to a minimum annual fee of $100,000 (pro-rated for the number of days on which SSgA FM has assets to manage). For more information on the fees and expenses of the Real Estate Portfolio, see the pro-forma fee and expense tables in Appendix C.
With respect to duration and termination, the Proposed Real Estate Agreement provides that it shall continue in effect for a period of two years from the date on which it becomes effective. The Proposed Real Estate Agreement will remain in effect thereafter from year to year for so long as its continuance is specifically approved, at least annually, by (i) a majority of the Board or the vote of the holders of a majority of the Real Estate Portfolio’s outstanding voting securities; and (ii) the affirmative vote, cast in person at a meeting called for the purpose of voting on such continuance, of a majority of the Trust’s Independent Trustees.
If Proposal 2 is approved, the Proposed Real Estate Agreement will become effective as soon as reasonably practical following the Special Meeting. In the event that the Proposed Real Estate Agreement is not approved by the Real Estate Portfolio’s shareholders, the current Specialist Manager will continue to manage the Real Estate Portfolio.

PROPOSAL 3: Approval of Proposed Portfolio Management Agreement between the Trust, on behalf of The Commodity Returns Strategy Portfolio, and SSgA Funds Management, Inc.
Day-to-day investment decisions for The Commodity Returns Strategy Portfolio are currently the responsibility of two separate investment advisory organizations: Wellington Management Company and Pacific Investment Management Company, LLC. Each follows a distinct actively-managed investment style in managing the portion of the assets of the Commodity Portfolio allocated to it, according to each organization’s unique investment approach.
If the Proposed Commodity Agreement is approved by shareholders and implemented in accordance with its terms, SSgA FM will be available to manage a portion of the Commodity Portfolio’s assets in accordance with a passively-managed, diversified index-based investment approach. The Adviser believes that such a passive investment approach would provide an appropriate complement to the more active investment styles employed by the Commodity Portfolio’s current Specialist Managers.
The Proposed Commodity Agreement with SSgA FM was approved, subject to the approval of the shareholders of the Commodity Portfolio, by the Trust’s Board at a meeting of the Board held on August 16, 2011.
It should be noted that if Proposal 3 in this Proxy Statement is approved, the Commodity Portfolio’s overall investment advisory fees will likely decrease; the extent of any such decrease will depend on the manner in which the Commodity Portfolio’s assets are allocated among the various Specialist Managers. Under the Proposed Commodity Agreement, SSgA FM would receive an annual fee of 0.06% of the average daily net assets that may, from time to time, be allocated to it by the Adviser or the Board, subject to a minimum annual fee of $100,000 (pro-rated for the number of days on which SSgA FM has assets to manage). This fee rate is considerably lower than the fees that are payable to either of the current Specialist Managers. For this reason, it is expected that, depending on the level of assets allocated to SSgA FM, the overall level of advisory fees payable by the Commodity Portfolio is likely to decrease relative to advisory fees incurred during the Commodity Portfolio’s fiscal year ended June 30, 2011.
If approved by shareholders, the Proposed Commodity Agreement will remain in effect in accordance with its terms for two years, and will continue in effect from year to year thereafter so long as it is approved annually by the Trust’s Board. A copy of the Proposed Commodity Agreement with SSgA FM appears in this Proxy Statement as Exhibit C (Proposed Commodity Agreement between the Trust and SSgA FM relating to The Commodity Returns Strategy Portfolio). Information about SSgA FM is set forth in the Proposed Specialist Managers Guide at Appendix A in the Proxy Statement.
THE BOARD OF TRUSTEES RECOMMENDS SHAREHOLDERS
OF THE COMMODITY RETURNS STRATEGY PORTFOLIO VOTE “FOR” PROPOSAL 3.
Factors Considered by the Board
The Board, including a majority of the Independent Trustees, has considered and approved, subject to the approval of the shareholders of the Commodity Portfolio, the Proposed Commodity Agreement with SSgA FM. In connection with the Board’s deliberations, the Board considered several factors. In addition, the Board requested and received detailed information from SSgA FM about its business and operations.
In concluding that approval of the Proposed Commodity Agreement was in the best interests of the Commodity Portfolio and consistent with the expectations of shareholders, the Board gave substantial weight to the Adviser’s assessment of the structure of the Commodity Portfolio, the role of current Specialist Managers, and the potential benefits of engaging SSgA FM to manage a portion of the Commodity Portfolio’s assets.
The Board also considered information provided to it by the Adviser and SSgA FM with respect to the nature and quality of the services expected to be provided by SSgA FM, its performance record in managing investment accounts similar to the Commodity Portfolio, its commitment to maintaining a consistent investment strategy, the size and depth of the organization and other factors. The Board also considered the specific terms of the Proposed Commodity Agreement, including fees payable to SSgA FM.

In summary, the Board concluded that the implementation of the Proposed Commodity Agreement with SSgA FM would be in the best interests of the Trust and the shareholders of the Commodity Portfolio. During the course of its deliberations, and as indicated above, the Board considered recommendations made by the Adviser as well as information provided to it relating to SSgA FM’s management style and past performance record. Specifically, in considering the nature and quality (including performance) of the services expected to be provided by SSgA FM, the Board had before it information that it received from the Adviser and SSgA FM with respect to SSgA FM’s commitment to implementing a consistent passive investment program, the performance achieved for other clients in the past including various other Portfolios of the Trust, and information relating to its compliance programs and back office systems. The Board also considered a range of information with respect to the experience and professional backgrounds of the members of the proposed portfolio management team. In concluding that the services to be provided by SSgA FM were reasonably likely to benefit the Commodity Portfolio, the Board did not rely upon any single factor, but gave substantial weight to the Adviser’s recommendations and its view with respect to the ability of SSgA FM to carry out the investment policies of the Commodity Portfolio and to ensure continuity in its investment strategy.
The Board also determined that the rate at which SSgA FM would be compensated for its services under the Proposed Commodity Agreement was reasonable. In reaching this conclusion, the Board was informed with respect to, among other relevant factors, comparative fee information, including information regarding both peer group fees and fees charged by SSgA FM to its other clients. The Board did not specifically rely upon such comparisons, but gave substantial weight to the fact that the rate at which SSgA FM was to be compensated was determined as a result of arms-length negotiations conducted by the officers of the Trust and the Adviser.
Information About the Proposed Agreement with SSgA FM Relating to The Commodity Returns Strategy Portfolio
The Proposed Commodity Agreement requires the named service provider to (i) provide a continuous investment program for that portion of the Commodity Portfolio’s assets that may be allocated to it; (ii) provide investment research; (iii) select brokers and dealers through which securities transactions are executed; and (iv) maintain certain records required under relevant provisions of the 1940 Act. The Proposed Commodity Agreement also provides: that the service provider will not be liable to the Trust for any loss sustained by the Trust unless such loss is caused by the service provider’s willful misfeasance, reckless disregard of duty, bad faith or gross negligence; for termination of the agreement by the Trust or by the service provider upon sixty days’ written notice; and termination in the event of an “assignment” as defined in the 1940 Act. Under the terms of the Proposed Commodity Agreement, SSgA FM will be paid an annual fee of 0.06% of the average daily net assets that may, from time to time, be allocated to it by the Adviser or the Board, subject to a minimum annual fee of $100,000 (pro-rated for the number of days on which SSgA FM has assets to manage). For more information on the fees and expenses of the Commodity Portfolio, see the pro-forma fee and expense tables in Appendix D.
With respect to duration and termination, the Proposed Commodity Agreement provides that it shall continue in effect for a period of two years from the date on which it becomes effective. The Proposed Commodity Agreement will remain in effect thereafter from year to year for so long as its continuance is specifically approved, at least annually, by (i) a majority of the Board or the vote of the holders of a majority of the Commodity Portfolio’s outstanding voting securities; and (ii) the affirmative vote, cast in person at a meeting called for the purpose of voting on such continuance, of a majority of the Trust’s Independent Trustees.
If Proposal 3 is approved, the Proposed Commodity Agreement will become effective as soon as reasonably practical following the Special Meeting. In the event that the Proposed Commodity Agreement is not approved by the Commodity Portfolio’s shareholders, the current Specialist Managers will continue to manage the Commodity Portfolio.

Management of the Trust
Information about HC Capital Solutions. Under the terms of separate discretionary investment advisory agreements with the Trust relating to the Portfolios (“HC Agreements”), HC Capital Solutions (the “Adviser”) continuously monitors the performance of various investment management organizations, including the several Specialist Managers retained by the Trust and generally oversees the services provided to the Trust by its administrator, custodian and other service providers. Each of the HC Agreements also authorizes the Adviser to allocate and reallocate assets among Specialist Managers in multi-manager portfolios of the Trust from time to time without additional authorization of the Trust’s Board. In addition, the HC Agreements provide that the Adviser will make its officers available to serve as officers and/or Trustees of the Trust, and maintain office space sufficient for the Trust’s principal office. For its services under the HC Agreements, the Adviser is entitled to receive an annual fee of 0.05% of each Portfolio’s average net assets. For the fiscal year ended June 30, 2011, the Adviser received advisory fees from The Institutional International Equity Portfolio in the amount of $867,058, advisory fees from The Real Estate Securities Portfolio in the amount of $115,668 and advisory fees from The Commodity Returns Strategy Portfolio in the amount of $118,553.
The Adviser is a division of Hirtle, Callaghan & Co., LLC, and wholly owned by Hirtle Callaghan Holdings, Inc., which is controlled by one of its founders, Jonathan J. Hirtle. The Adviser’s principal offices are located at Five Tower Bridge, 300 Barr Harbor Drive, Suite 500, West Conshohocken, PA 19428. Robert J. Zion, a principal of the Adviser, serves on the Trust’s Board and also serves as Vice President, Secretary and Treasurer of the Trust. The current HC Agreements were last approved by the Trust’s Board (including a majority of the Trust’s Independent Trustees) at a meeting of the Board held on March 15, 2011.
Information about the Other Specialist Managers.
The Institutional International Equity Portfolio. The International Portfolio is currently managed by four (4) Specialist Managers: Artisan Partners Limited Partnership (“Artisan”); Causeway Capital Management, LLC (“Causeway”); Capital Guardian Trust Company (“CapGuardian”) and SSgA FM. Artisan’s principal offices are located at 875 E. Wisconsin Ave., Suite 800, Milwaukee, WI 53202. Causeway’s principal offices are located at 1111 Santa Monica Boulevard, 15th Floor, Los Angeles, CA 90025. CapGuardian’s principal offices are located at 333 South Hope Street, Los Angeles, CA 90071. SSgA FM’s principal offices are located at State Street Financial Center, One Lincoln Street, Boston, MA 02111.
The Real Estate Securities Portfolio. The Real Estate Portfolio is currently managed by one Specialist Manager: Wellington Management Company, LLP (“Wellington”), whose principal offices are located at 280 Congress Street, Boston, MA 02110.
The Commodity Returns Strategy Portfolio. The Commodity Portfolio is currently managed by two (2) Specialist Managers: Wellington and Pacific Investment Management Company, LLC (“PIMCO”). PIMCO’s principal offices are located at 840 Newport Center Drive, Suite 10, Newport Beach, CA 92660.
Administration and Related Services. Citi Fund Services Ohio, Inc. and certain of its affiliated companies (collectively, “Citi”) currently provide administration, transfer agency and accounting services to the Trust pursuant to the terms of separate agreements between Citi and the Trust. Citi is located at 3435 Stelzer Road, Columbus, Ohio 43219.
Distribution Services. Unified Financial Securities, Inc. (“Unified”) serves as the Trust’s principal underwriter pursuant to an agreement approved by the Board on March 10, 2009. Unified is a wholly-owned subsidiary of Huntington Bancshares, Inc. Because shares of the Trust’s Portfolios are available only to clients of the Adviser and financial intermediaries that have established a relationship with the Adviser, the services to be provided by Unified are limited. Unified will receive an annual fee of $50,000 for performing the services listed under its agreement. The offices of the principal underwriter are located at 2960 North Meridien St., Suite 300, Indianapolis, IN, 46208.

General Matters Under Delaware Law
As a Delaware Statutory Trust, the Trust is not required, and currently does not intend, to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. The 1940 Act requires initial shareholder approval of each of the investment advisory agreements, election of Trustees and, if the Trust holds an annual meeting, ratification of the Board’s selection of the Trust’s registered independent public accounting firm. Under certain circumstances, the law provides shareholders with the right to call for a meeting of shareholders to consider the removal of one or more Trustees. To the extent required by law, the Trust will assist in shareholder communication in such matters. Although the Trust does not anticipate that an annual meeting will be held, shareholders may submit proposals that will be considered for submission to shareholders at such meeting. In the event that an annual meeting is held, any such proposal must be received at least 120 days before proxy statements prepared in connection with such a meeting are forwarded to shareholders.
Additional Information
The Trust is not aware of any shareholders who hold beneficially 5% or more of shares of the Portfolios as of the Record Date. The Adviser may be deemed to have, or share, investment and/or voting power with respect to more than 50% of the shares of the Trust’s portfolios, with respect to which shares the Adviser disclaims beneficial ownership. The trustees and officers of the Trust, as a group, own less than 1% of the outstanding shares of each Portfolio.
Abstentions and Broker Non-Votes
A properly executed and returned proxy, or a proxy voted in accordance with the telephone or Internet voting procedures described in the proxy, marked with an abstention will be considered present at the Special Meeting of shareholders for the purpose of determining the existence of a quorum. If any proxy received by the Trust that withholds authority to vote represents a “broker non-vote,” shares represented by such proxy will not be counted for purposes of determining whether or not a quorum is present at the Special Meeting of shareholders and will not be deemed “votes cast” with respect to any matter with respect to which authority to vote is withheld. Abstentions and broker non-votes will thus not constitute a vote “for” or “against” any matter, but will have the same effect as a negative vote with respect to matters that require the approval of a requisite percentage of the outstanding shares of the Portfolio. As used in this Proxy Statement, “broker non-vote” means a proxy, executed, or otherwise voted by telephone or Internet in accordance with the proxy, by a broker or other nominee, indicating that the nominee has not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary power.
By Order of the Board of Trustees
Dated: September 1, 2011

APPENDIX A
PROPOSED SPECIALIST MANAGERS GUIDE
The following provides additional information about the Proposed Specialist Managers.
Information About Lazard
If the proposed agreement with Lazard Asset Management, LLC (“Lazard”) is approved by shareholders, Lazard will become an additional investment management firm serving The Institutional International Equity Portfolio (the “International Portfolio”).
Lazard is an investment adviser registered with the Securities and Exchange Commission pursuant to the Investment Advisers Act of 1940 (the “Advisers Act”). Under the terms of the proposed agreements with Lazard, the advisory fees paid to Lazard will be based on the total amount of assets managed by Lazard with respect to the International Portfolio. Lazard will be paid an annual fee of 0.45% of the first $100 million in assets that may, from time to time, be allocated to it by the Adviser or the Board, 0.40% of the next $150 million and 0.375% on all assets in excess of $250 million.
The following individuals will be primarily responsible for the day-to-day management of that portion of the Portfolios’ assets allocated to Lazard.

Name	Title/Responsibilities	Years Experience	Years with Firm
Paul Moghtader	Director/Portfolio Manager/Analyst	19 Years	4 Years
Taras Ivanenko	Senior Vice President/Portfolio Manager/Analyst	16 Years	4 Years
Alex Lai	Vice President/Portfolio Manager/Analyst	9 Years	3 Years
Craig Scholl	Director/Portfolio Manager/Analyst	27 Years	4 Years
Lazard is registered with the Securities and Exchange Commission as an investment advisor under the Investment Advisers Act of 1940. As of June 30, 2011, Lazard had over $145.3 billion in assets under management.
The address of Lazard is 30 Rockefeller Plaza, 59th Floor, New York, NY 10112. The name and principal occupation of the principal executive officers and each director of Lazard, where applicable, are as follows:

Name	Principal Occupation
Ashish Bhutani	Chief Executive Officer
Charles Carroll	Deputy Chairman
Andrew Lacey	Deputy Chairman
John Reinsberg	Deputy Chairman
Jeffrey Gould	Managing Director
Gerald Mazzari	Managing Director
Nathan Paul	Managing Director
Brian Simon	Managing Director
The following table sets forth certain information about other registered investment companies managed by Lazard using the same or similar strategies as will be used in the International Portfolio.

Name of Fund	Assets as of 6/30/2011	Lazard Advisory Fee
Forward International Equity- Institutional	$78.0mm	0.45%
Information About SSgA FM
If the proposed agreements with SSgA Funds Management, Inc. (“SSgA FM”) are approved by shareholders, SSgA FM will become an additional investment management firm serving each of The Real Estate Securities Portfolio (“Real Estate Portfolio”) and The Commodity Returns Strategy Portfolio (“Commodity Portfolio”). Consistent with the investment objectives and policies of each Portfolio, SSgA FM will adhere to a “passive” investment approach designed to replicate the composition of one or more identifiable subsets of a broad-based market index.
SSgA FM is an investment adviser registered with the Securities and Exchange Commission pursuant to the Investment Advisers Act of 1940 (the “Advisers Act”). Under the terms of the proposed agreements with SSgA FM, the advisory fees paid to SSgA FM will be based on the total amount of Portfolio assets managed by SSgA FM.
With respect to the Real Estate Portfolio, SSgA FM will be paid a fee of 0.12% of the average daily net assets of the portion of the Real Estate Portfolio allocated to it by the Adviser or the Board, with a minimum annual fee of $100,000, pro-rated over the number of days during any annul period on which the SSgA FM account has Portfolio assets to manage. It is not expected that the SSgA FM account will initially be assigned any assets to manage in the Real Estate Portfolio. Accordingly, SSgA FM will not initially be earning any advisory fees from the Real Estate Portfolio.
With respect to the Commodity Portfolio, SSgA FM will be paid a fee of 0.06% of the average daily net assets of the portion of the Commodity Portfolio allocated to it by the Adviser or the Board, with a minimum annual fee of $100,000, pro-rated over the number of days during any annul period on which the SSgA FM account has Portfolio assets to manage.
The Real Estate Portfolio will be managed by the SSgA FM Global Equity Beta Solutions Group. Portfolio Managers John Tucker and Kristin Carcio will be jointly and primarily responsible for the day-to-day management of the Portfolio.

State Street Global Advisors
Name	Title/Responsibilities	Years Experience	Years with Firm
John Tucker	Managing Director, Co-Head of Passive Equity Strategies in North America	23	21
Kristin Carcio	Vice President, Senior Portfolio Manager	12	5
The Commodity Portfolio will be managed by the SSgA FM Global Equity Beta Solutions Group. Portfolio Managers Kala S. Croce and Theodore Scott Janowksy will be jointly and primarily responsible for the day-to-day management of the Portfolio.

State Street Global Advisors
Name	Title/Responsibilities	Years Experience	Years with Firm
Kala S. Croce	Vice President, Senior Portfolio Manager	19	19
Theodore Scott Janowksy	Vice President, Senior Portfolio Manager	15	15
SSgA FM is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. As of June 30, 2011, SSgA FM had over $226.3 billion in assets under management. SSgA FM and other advisory affiliates of State Street Corporation make up State Street Global Advisors (“SSgA”), the investment management arm of State Street Corporation. With over $2.11 trillion under management as of June 30, 2011, SSgA provides complete global investment management services from offices in North America, South America, Europe, Asia, Australia and the Middle East.
Following is a list of the directors and principal executive officers of SSgA FM and their principal occupation. Unless otherwise noted, the address of each person listed is State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111-2900.

Name	Principal Occupation
James E. Ross	President and Director of SSgA FM; Senior Managing Director of SSgA, a division of State Street Bank and Trust Company
Shawn Johnson	Director of SSgA FM; Senior Managing Director of SSgA
Juan Carlos Morales	Treasurer, SSgA FM; Senior Managing Director and Chief Financial Officer of SSgA
Michael Fay	Chief Compliance Officer, SSgA and SSgA FM
Phillip Gillespie	Director and Chief Legal Officer, SSgA FM; General Counsel of SSgA
Cuan Coulter	Chief Compliance Officer, State Street Corporation; Director, SSgA FM
Ellen Needham	Chief Operating Officer and Vice President of SSgA FM; Vice President of SSgA
The following table sets forth certain information about other registered investment companies managed by SSgA FM to the same or similar strategies as will be used in the Real Estate Portfolio.

Name of Fund	Name of Index	Assets as of 6/30/2011	SSgA FM Advisory Fee
SPDR Dow Jones REIT ETF (RWR)	Dow Jones U.S. Select REIT Index	$1,557,373,046.08	0.25%
SPDR Dow Jones International Real Estate ETF (RWX)	Dow Jones Global ex-U.S. Select Real Estate Securities Index	$2,324,000,681.25	0.59%
SPDR Dow Jones Global Real Estate ETF (RWO)	Dow Jones Global Select Real Estate Securities Index	$321,750,662.20	0.50%
The following table sets forth certain information about other registered investment companies managed by SSgA FM to the same or similar strategies as will be used in the Commodity Portfolio.

Name of Fund	Name of Index	Assets as of 6/30/2011	SSgA FM Advisory Fee
SPDR S&P Global Natural Resources ETF (GNR)	S&P Global Natural Resources Index	$169,346,014.26	0.40%

Appendix B
Pro Forma Fee and Expense Table: The Institutional International Equity Portfolio
Pro Forma Allocations if Proposed Agreement with Lazard Asset Management, LLC is Approved
The tables and examples shown below are designed to assist investors in understanding the various costs and expenses of an investment in shares of The Institutional International Portfolio (the “International Portfolio”). Each is designed to correspond with the tables relating to the International Portfolio that appear in the prospectus for the Trust. Neither should be considered a representation of past or future expenses or performance, and actual expenses may vary from year to year, and may be higher or lower than those shown.
As indicated in the Proxy Statement, the rate at which Lazard will be compensated is lower than the fee payable to two of the Current Managers and higher than the fee payable to the other two Current Managers. For this reason, it is possible that, depending on the level of assets allocated to Lazard, the overall level of advisory fees payable by the International Portfolio may increase relative to advisory fees incurred during the International Portfolio’s fiscal year ended June 30, 2011.
The following tables compare the management fees and expenses (expressed as a percentage of average net assets) actually incurred by the International Portfolio during the International Portfolio’s fiscal year ended June 30, 2011 with the advisory fees that would have been incurred during such periods had Lazard served the International Portfolio during such period under the terms of the Proposed International Agreement.

HC Strategic Shares
Pro Forma with respect to the FYE June 30, 2011
The net assets of the International Portfolio’s HC Strategic Shares as of June 30, 2011 were approximately $1.754 billion.
As of June 30, 2011, the allocations for each of the Specialist Managers then serving the International Portfolio were: 39% to Capital Guardian Trust Company (“CapGuardian”), 28% to Artisan Partners Limited Partnership (“Artisan”), 33% to Causeway Capital Management, LLC (“Causeway”) and 0% to SSgA FM.
The figures shown assume a future allocation of assets of 34% to CapGuardian, 29% to Artisan, 27% to Causeway, 0% to SSgA FM and 10% to Lazard.

	Fees Under Current	Fees if Proposed International Agreement is
	Agreement as of 6/30/2011	Approved as of 6/30/2011
Management Fees*	0.47%	0.47%
Other Expenses**	0.12%	0.12%
Total Portfolio Operating Expenses	0.59%	0.59%

*	The figure shown includes all management fees paid by the International Portfolio, including 0.05% which is paid to HC Capital Solutions. The International Portfolio is currently managed by four Specialist Managers, each of whom is compensated in accordance with a different fee schedule. Since the International Portfolio is a “multi-manager” vehicle, asset allocations and fees payable to the Specialist Managers may vary.

**	Expenses attributable to the International Portfolio’s investments in other investment companies, including closed-end funds and exchange-traded funds, if any, are currently estimated not to exceed 0.01% of net assets of the International Portfolio.
Examples. The following example illustrates the expenses on a $10,000 investment, under the fees and expenses shown in the table above, assuming (1) 5% annual return and (2) redemption at the end of each time period. The example assumes that all dividends and distributions are reinvested and that the International Portfolio’s operating expenses and assets remain as shown in the above table. The example should not be considered a representation of future expenses and actual expenses may be greater or less than those shown.

		Expenses that would have been Incurred during
	Expenses Under Current	the FYE 6/30/2011 if Lazard had been a
	Agreements as of 6/30/2011	Specialist Manager during such period
1 year	$60	$60
3 years	$189	$189
5 years	$329	$329
10 years	$738	$738

HC Advisors Shares
Pro Forma with respect to the FYE June 30, 2011
The net assets of the International Portfolio’s HC Advisors Shares as of June 30, 2011 were approximately $2.399 million.
As of June 30, 2011, the allocations for each of the Specialist Managers then serving the International Portfolio were: 39% to CapGuardian, 28% to Artisan, 33% to Causeway and 0% to SSgA FM.
The figures shown assume a future allocation of assets of 34% to CapGuardian, 29% to Artisan, 27% to Causeway, 0% to SSgA FM and 10% to Lazard.

	Fees Under Current	Fees if Proposed International Agreement is
	Agreement as of 6/30/2011	Approved as of 6/30/2011
Management Fees*	0.47%	0.47%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%
Other Expenses**	0.12%	0.12%
Total Portfolio Operating Expenses	0.84%	0.84%

*	The figure shown includes all management fees paid by the International Portfolio, including 0.05% which is paid to HC Capital Solutions. The International Portfolio is currently managed by four Specialist Managers, each of whom is compensated in accordance with a different fee schedule. Since the International Portfolio is a “multi-manager” vehicle, asset allocations and fees payable to the Specialist Managers may vary.

**	Expenses attributable to the International Portfolio’s investments in other investment companies, including closed-end funds and exchange-traded funds, if any, are currently estimated not to exceed 0.01% of net assets of the International Portfolio.
Examples. The following example illustrates the expenses on a $10,000 investment, under the fees and expenses shown in the table above, assuming (1) 5% annual return and (2) redemption at the end of each time period. The example assumes that all dividends and distributions are reinvested and that the International Portfolio’s operating expenses and assets remain as shown in the above table. The example should not be considered a representation of future expenses and actual expenses may be greater or less than those shown.

		Expenses that would have been Incurred during
	Expenses Under Current	the FYE 6/30/2011 if Lazard had been a
	Agreements as of 6/30/2011	Specialist Manager during such period
1 year	$86	$86
3 years	$268	$268
5 years	$466	$466
10 years	$1,037	$1,037

Appendix C
Pro Forma Fee and Expense Table: The Real Estate Securities Portfolio
Pro Forma Allocations if Proposed Agreement with SSgA Funds Management, Inc. is Approved
The tables and examples shown below are designed to assist investors in understanding the various costs and expenses of an investment in shares of The Real Estate Securities Portfolio (the “Real Estate Portfolio”). Each is designed to correspond with the tables relating to the Real Estate Portfolio that appear in the prospectus for the Trust. Neither should be considered a representation of past or future expenses or performance, and actual expenses may vary from year to year, and may be higher or lower than those shown.
As indicated in the Proxy Statement, the rate at which SSgA FM will be compensated is lower than the fee payable to the Current Manager. It is not anticipated, however, that SSgA FM will be allocated any assets to manage immediately upon the Firm’s engagement. Because SSgA FM’s fee rate under the proposed agreement is lower than the rate at which the fees of the Current Manager are calculated, any future allocation of assets to SSgA FM would likely lower the Portfolio’s overall expenses.
The following tables compare the management fees and expenses (expressed as a percentage of average net assets) actually incurred by the Real Estate Portfolio during the Real Estate Portfolio’s fiscal year ended June 30, 2011 with the advisory fees that would have been incurred during such periods had SSgA FM served the Real Estate Portfolio during such period under the terms of the Proposed Real Estate Agreement. Because it is not anticipated that SSgA FM will initially be allocated any assets to manage, there is no difference between these two figures.

HC Strategic Shares
Pro Forma with respect to the FYE June 30, 2011
The net assets of the Real Estate Portfolio’s HC Strategic Shares as of June 30, 2011 were approximately $147.326 million.
As of June 30, 2011, all of the assets of the Real Estate Portfolio were managed by Wellington Management Company, LLP (“Wellington”).
The figures shown assume a future allocation of assets of 100% to Wellington and 0% to SSgA FM.

	Fees Under Current Agreement as of 6/30/2011	Fees if Proposed Real Estate Agreement is Approved as of 6/30/2011
Management Fees*	0.73%	0.73%
Other Expenses**	0.09%	0.09%
Total Portfolio Operating Expenses	0.82%	0.82%

*	The figure shown includes all management fees paid by the Real Estate Portfolio, including 0.05% which is paid to HC Capital Solutions. The Real Estate Portfolio is currently managed by one Specialist Manager,. Since the Real Estate Portfolio is a “multi-manager” vehicle, asset allocations and fees payable to the Specialist Managers may vary.

**	Expenses attributable to the Real Estate Portfolio’s investments in other investment companies, including closed-end funds and exchange-traded funds, if any, are currently estimated not to exceed 0.01% of net assets of the Real Estate Portfolio.
Examples. The following example illustrates the expenses on a $10,000 investment, under the fees and expenses shown in the table above, assuming (1) 5% annual return and (2) redemption at the end of each time period. The example assumes that all dividends and distributions are reinvested and that the Real Estate Portfolio’s operating expenses and assets remain as shown in the above table. The example should not be considered a representation of future expenses and actual expenses may be greater or less than those shown.

		Expenses that would have been Incurred during
	Expenses Under Current	the FYE 6/30/2011 if SSgA FM had been a
	Agreements as of 6/30/2011	Specialist Manager during such period
1 year	$84	$84
3 years	$262	$262
5 years	$455	$455
10 years	$1,014	$1,014

HC Advisors Shares
Pro Forma with respect to the FYE June 30, 2011
The net assets of the Real Estate Portfolio’s HC Advisors Shares as of June 30, 2011 were approximately $246 thousand.
As of June 30, 2011, all of the assets of the Real Estate Portfolio were managed by Wellington.
The figures shown assume a future allocation of assets of 100% to Wellington and 0% to SSgA FM.

	Fees Under Current Agreement as of 6/30/2011	Fees if Proposed Real Estate Agreement is Approved as of 6/30/2011
Management Fees*	0.73%	0.73%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%
Other Expenses**	0.09%	0.09%
Total Portfolio Operating Expenses	1.07%	1.07%

*	The figure shown includes all management fees paid by the Real Estate Portfolio, including 0.05% which is paid to HC Capital Solutions. The Real Estate Portfolio is currently managed by one Specialist Managers. Since the Real Estate Portfolio is a “multi-manager” vehicle, asset allocations and fees payable to the Specialist Managers may vary.

**	Expenses attributable to the Real Estate Portfolio’s investments in other investment companies, including closed-end funds and exchange-traded funds, if any, are currently estimated not to exceed 0.01% of net assets of the Real Estate Portfolio.
Examples. The following example illustrates the expenses on a $10,000 investment, under the fees and expenses shown in the table above, assuming (1) 5% annual return and (2) redemption at the end of each time period. The example assumes that all dividends and distributions are reinvested and that the Real Estate Portfolio’s operating expenses and assets remain as shown in the above table. The example should not be considered a representation of future expenses and actual expenses may be greater or less than those shown.

		Expenses that would have been Incurred during
	Expenses Under Current	the FYE 6/30/2011 if SSgA FM had been a
	Agreements as of 6/30/2011	Specialist Manager during such period
1 year	$109	$109
3 years	$340	$340
5 years	$590	$590
10 years	$1,306	$1,306

Appendix D
Pro Forma Fee and Expense Table: The Commodity Returns Strategy Portfolio
Pro Forma Allocations if Proposed Agreement with SSgA Funds Management, Inc. is Approved
The tables and examples shown below are designed to assist investors in understanding the various costs and expenses of an investment in shares of The Commodity Returns Strategy Portfolio (the “Commodity Portfolio”). Each is designed to correspond with the tables relating to the Commodity Portfolio that appear in the prospectus for the Trust. Neither should be considered a representation of past or future expenses or performance, and actual expenses may vary from year to year, and may be higher or lower than those shown.
As indicated in the Proxy Statement, the rate at which SSgA FM will be compensated is lower than the fee payable to the Current Manager. For this reason, it is anticipated that, depending on the level of assets allocated to SSgA FM, the overall level of advisory fees payable by the Commodity Portfolio may decrease relative to advisory fees incurred during the Commodity Portfolio’s fiscal year ended June 30, 2011.
The following tables compare the management fees and expenses (expressed as a percentage of average net assets) actually incurred by the Commodity Portfolio during the Commodity Portfolio’s fiscal year ended June 30, 2011 with the advisory fees that would have been incurred during such periods had SSgA FM served the Commodity Portfolio during such period under the terms of the Proposed Commodity Agreement.

HC Strategic Shares
Pro Forma with respect to the FYE June 30, 2011
The net assets of the Commodity’s HC Strategic Shares as of June 30, 2011 were approximately $500.846 million.
As of June 30, 2011, the allocations for each of the Specialist Managers then serving the Commodity Portfolio were: 79% to Wellington and 21% to Pacific Investment Management Company, LLC (“PIMCO”).
The figures shown assume a future allocation of assets of 50% to Wellington, 25% to PIMCO and 25% to SSgA FM.

	Fees Under Current Agreement as of 6/30/2011	Fees if Proposed Commodity Agreement is Approved as of 6/30/2011
Management Fees*	0.81%	0.59%
Other Expenses**	0.15%	0.15%
Total Portfolio Operating Expenses	0.96%	0.74%

*	The figure shown includes all management fees paid by the Commodity Portfolio, including 0.05% which is paid to HC Capital Solutions. The Commodity Portfolio is currently managed by two Specialist Managers, each of whom is compensated in accordance with a different fee schedule. Since the Commodity Portfolio is a “multi-manager” vehicle, asset allocations and fees payable to the Specialist Managers may vary.

**	Expenses attributable to the Commodity Portfolio’s investments in other investment companies, including closed-end funds and exchange-traded funds, if any, are currently estimated not to exceed 0.01% of net assets of the Commodity Portfolio.
Examples. The following example illustrates the expenses on a $10,000 investment, under the fees and expenses shown in the table above, assuming (1) 5% annual return and (2) redemption at the end of each time period. The example assumes that all dividends and distributions are reinvested and that the Commodity Portfolio’s operating expenses and assets remain as shown in the above table. The example should not be considered a representation of future expenses and actual expenses may be greater or less than those shown.

		Expenses that would have been Incurred during
	Expenses Under Current	the FYE 6/30/2011 if SSgA FM had been a
	Agreements as of 6/30/2011	Specialist Manager during such period
1 year	$98	$76
3 years	$306	$237
5 years	$531	$411
10 years	$1,178	$918

HC Advisors Shares
Pro Forma with respect to the FYE June 30, 2011
The net assets of the Commodity’s HC Advisors Shares as of June 30, 2011 were approximately $609 thousand.
As of June 30, 2011, the allocations for each of the Specialist Managers then serving the Commodity Portfolio were: 79% to Wellington and 21% to PIMCO.
The figures shown assume a future allocation of assets of 50% to Wellington, 25% to PIMCO and 25% to SSgA FM.

	Fees Under Current Agreement as of 6/30/2011	Fees if Proposed Commodity Agreement is Approved as of 6/30/2011
Management Fees*	0.81%	0.59%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%
Other Expenses**	0.15%	0.15%
Total Portfolio Operating Expenses	1.21%	0.99%

*	The figure shown includes all management fees paid by the Commodity Portfolio, including 0.05% which is paid to HC Capital Solutions. The Commodity Portfolio is currently managed by two Specialist Managers, each of whom is compensated in accordance with a different fee schedule. Since the Commodity Portfolio is a “multi-manager” vehicle, asset allocations and fees payable to the Specialist Managers may vary.

**	Expenses attributable to the Commodity Portfolio’s investments in other investment companies, including closed-end funds and exchange-traded funds, if any, are currently estimated not to exceed 0.01% of net assets of the Commodity Portfolio.
Examples. The following example illustrates the expenses on a $10,000 investment, under the fees and expenses shown in the table above, assuming (1) 5% annual return and (2) redemption at the end of each time period. The example assumes that all dividends and distributions are reinvested and that the Commodity Portfolio’s operating expenses and assets remain as shown in the above table. The example should not be considered a representation of future expenses and actual expenses may be greater or less than those shown.

		Expenses that would have been Incurred during
	Expenses Under Current	the FYE 6/30/2011 if SSgA FM had been a
	Agreements as of 6/30/2011	Specialist Manager during such period
1 year	$123	$101
3 years	$384	$315
5 years	$665	$547
10 years	$1,466	$1,213

EXHIBIT A
PORTFOLIO MANAGEMENT AGREEMENT
For The Institutional International Equity Portfolio
AGREEMENT made this ___ day of ________, 2011, between Lazard Asset Management LLC, a limited liability company organized under the laws of Delaware (“Portfolio Manager”), and HC Capital Trust, a Delaware statutory trust (“Trust”).
WHEREAS, the Trust is registered as an open-end, diversified, management investment company under the Investment Company Act of 1940, as amended (“Investment Company Act”) which offers several series of shares of beneficial interests (“shares”) representing interests in separate investment portfolios; and
WHEREAS, the Trust desires to retain the Portfolio Manager to provide a continuous program of investment management to that portion of the assets of The Institutional International Equity Portfolio of the Trust (“Portfolio”) that may, from time to time be allocated to it by, or under the supervision of, the Trust’s Board of Trustees, and Portfolio Manager is willing, in accordance with the terms and conditions hereof, to provide such services to the Trust;
NOW THEREFORE, in consideration of the promises and covenants set forth herein and intending to be legally bound hereby, it is agreed between the parties as follows:
1. Appointment of Portfolio Manager. The Trust hereby retains Portfolio Manager to provide the investment services set forth herein and Portfolio Manager agrees to accept such appointment. In carrying out its responsibilities under this Agreement, the Portfolio Manager shall at all times act in accordance with the investment objectives, policies and restrictions applicable to the Portfolio as set forth in the then current Registration Statement of the Trust delivered by the Trust to the Portfolio Manager, applicable provisions of the Investment Company Act and the rules and regulations promulgated under the Investment Company Act and other applicable federal securities laws.
2. Duties of Portfolio Manager. (a) Portfolio Manager shall provide a continuous program of investment management for that portion of the assets of the Portfolio (“Account”) that may, from time to time be allocated to it by, or under the supervision of, the Trust’s Board of Trustees, as indicated in writing by an authorized officer of the Trust. It is understood that the Account may consist of all, a portion of or none of the assets of the Portfolio, and that the Board of Trustees and/or HC Capital Solutions (a division of Hirtle Callaghan & Co., LLC), the Trust’s investment adviser, has the right to allocate and reallocate such assets to the Account at any time, and from time to time, upon such notice to the Portfolio Manager as may be reasonably necessary, in the view of the Trust, to ensure orderly management of the Account or the Portfolio. The Portfolio Manager’s responsibility for providing portfolio management services to the Portfolio shall be limited to the Account.
(b) Subject to the general supervision of the Trust’s Board of Trustees, Portfolio Manager shall have sole investment discretion with respect to the Account, including investment research, selection of the securities to be purchased and sold and the portion of the Account, if any, that shall be held uninvested, and the selection of brokers and dealers through which securities transactions in the Account shall be executed. The Portfolio Manager shall not consult with any other portfolio manager of the Portfolio concerning transactions for the Portfolio in securities or other assets. Specifically, and without limiting the generality of the foregoing, Portfolio Manager agrees that it will:
     (i) advise the Portfolio’s designated custodian bank and administrator or accounting agent on each business day of each purchase and sale, as the case may be, made on behalf of the Account, specifying the name and quantity of the security purchased or sold, the unit and aggregate purchase or sale price, commission paid, the market on which the transaction was effected, the trade date, the settlement date, the identity of the effecting broker or dealer and/or such other information, and in such manner, as may from time to time be reasonably requested by the Trust;
     (ii) maintain all applicable books and records with respect to the securities transactions of the Account. Specifically, Portfolio Manager agrees to maintain with respect to the Account those records required to be maintained under Rule 31a-1(b)(1), (b)(5) and (b)(6) under the Investment Company Act with respect to transactions in the Account including, without limitation, records which reflect securities purchased or sold in the Account, showing for each such transaction, the name and quantity of securities, the unit and aggregate purchase or sale price, commission paid, the market on which the transaction was effected, the trade date, the settlement date, and the identity of the effecting broker or dealer. Portfolio Manager will preserve such records in the manner and for the periods prescribed by Rule 31a-2 under the Investment Company Act. Portfolio Manager acknowledges and agrees that all records it maintains for the Trust are the property of the Trust, and Portfolio Manager will surrender promptly to the Trust any such records upon the Trust’s request. The Trust agrees, however, that Portfolio Manager may retain copies of those records that are required to be maintained by Portfolio Manager under federal or state regulations to which it may be subject or are reasonably necessary for purposes of conducting its business;
     (iii) provide, in a timely manner, such information as may be reasonably requested by the Trust or its designated agents in connection with, among other things, the daily computation of the Portfolio’s net asset value and net income, preparation of proxy statements or amendments to the Trust’s registration statement and monitoring investments made in the Account so that the Trust can ensure compliance with the various limitations on investments applicable to the Portfolio and so the Trust’s investment adviser can ensure that the Portfolio will continue to qualify for the special tax treatment accorded to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (“Code”); and
     (iv) render regular reports to the Trust concerning the performance of Portfolio Manager of its responsibilities under this Agreement. In particular, Portfolio Manager agrees that it will, at the reasonable request of the Board of Trustees, attend meetings of the Board or its validly constituted committees and will, in addition, make its officers and employees available to meet with the officers and employees of the Trust at least quarterly and at other times upon reasonable notice, to review the investments and investment program of the Account.
3. Portfolio Transaction and Brokerage. In placing orders for portfolio securities with brokers and dealers, Portfolio Manager shall seek to execute securities transactions on behalf of the Account in such a manner that the total cost or proceeds in each transaction is the most favorable under the circumstances. Portfolio Manager may, however, in its discretion, direct orders to brokers that provide to Portfolio Manager research, analysis, advice and similar services, and Portfolio Manager may cause the Account to pay to those brokers a higher commission than may be charged by other brokers for similar transactions, provided that Portfolio Manager determines in good faith that such commission is reasonable in terms either of the particular transaction or of the overall responsibility of the Portfolio Manager to the Account and any other accounts with respect to which Portfolio Manager exercises investment discretion, and provided further that such practice is subject to review by the Trust’s Board of Trustees. Portfolio Manager shall not execute any portfolio transactions for the Trust with a broker or dealer which is an “affiliated person” of the Trust or Portfolio Manager, including any other investment advisory organization that may, from time to time act as a portfolio manager for the Portfolio or any of the Trust’s other Portfolios, except as permitted under the Investment Company Act and rules promulgated thereunder. The Trust shall provide a list of such affiliated brokers and dealers to Portfolio Manager and will promptly advise Portfolio Manager of any changes in such list.
4. Expenses and Compensation. Except for expenses specifically assumed or agreed to be paid by the Portfolio Manager under this Agreement, the Portfolio Manager shall not be liable for any expenses of the Portfolio or the Trust, including, without limitation: (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase and sale of securities or other investment instruments with respect to the Portfolio; and (iii) custodian fees and expenses. For its services under this Agreement, Portfolio Manager shall be entitled to receive a fee, which fee shall be payable monthly in arrears at the annual rate of 0.45% of the first $100 million of the average daily net assets of the Account, 0.40% of the next $150 million of such assets and 0.375% on all such assets in excess of $250 million.
5. Limitation of Liability and Indemnification. (a) Portfolio Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio or the Trust in connection with the matters to which this Agreement relates including, without limitation, losses that may be sustained in connection with the purchase, holding, redemption or sale of any security or other investment by the Portfolio, except a loss to the Account resulting from willful misfeasance, bad faith or gross negligence on the part of Portfolio Manager in the performance of its duties or from reckless disregard by it of its duties under this Agreement.

(b) Notwithstanding the foregoing, Portfolio Manager expressly agrees that the Trust may rely upon: (i) the Portfolio Manager’s current Form ADV; and (ii) information provided, in writing, by Portfolio Manager to the Trust in accordance with Section 9 of this Agreement or otherwise to the extent such information was provided by Portfolio Manager for the purpose of inclusion in SEC Filings, as hereinafter defined, provided that a copy of each SEC Filing is provided to Portfolio Manager: (i) at least 10 business days prior to the date on which it will become effective, in the case of a registration statement; (ii) at least 10 business days prior to the date upon which it is filed with the SEC in the case of the Trust’s semi-annual-report on Form N-SAR or any shareholder report or proxy statement; or (iii) at least 10 business days prior to first use, in the case of any other SEC Filing. For purposes of this Section 5, “SEC Filings” means the Trust’s registration statement and amendments thereto and any periodic reports relating to the Trust and its Portfolios that are required by law to be furnished to shareholders of the Trust and/or filed with the SEC.
(c) Portfolio Manager agrees to indemnify and hold harmless the Trust and each of its Trustees, officers, employees and control persons from any claims, liabilities and reasonable expenses, including reasonable attorneys’ fees (collectively, “Losses”), to the extent that such Losses arise out of any untrue statement of a material fact contained in an SEC Filing or the omission to state therein a material fact necessary to make the statements therein, in light of the circumstances under which they are made, not materially misleading, if such statement or omission was made in reliance upon the Portfolio Manager’s current Form ADV or written information furnished by the Portfolio Manager for the purpose of inclusion in such SEC Filings or other appropriate SEC Filings; provided that a copy of each SEC Filing was provided to Portfolio Manager: (i) at least 10 business days prior to the date on which it will become effective, in the case of a registration statement; (ii) at least 10 business days prior to the date upon which it is filed with the SEC in the case of the Trust’s semi-annual-report on Form N-SAR or any shareholder report or proxy statement; or (iii) at least 10 business days prior to first use, in the case of any other SEC Filing.
(d) In the event that a legal proceeding is commenced against the Trust on the basis of claims for which the Portfolio Manager would, if such claims were to prevail, be required to indemnify the Trust pursuant to Section 5(c) above, Portfolio Manager will, at its expense, provide such assistance as the Trust may reasonably request in preparing the defense of the such claims (including by way of example making Portfolio Manager’s personnel available for interview by counsel for the Trust, but specifically not inducing retention or payment of counsel to defend such claims on behalf of the Trust, provided that counsel reasonably acceptable to Portfolio Manager is retained by the Trust); provided that the Portfolio Manager will not be required to pay any Losses of the Trust except to the extent it may be required to do so under Section 5(c) above.
(e) The indemnification obligations set forth in Section 5 (c) shall not apply unless: (i) the statement or omission in question accurately reflects information provided to the Trust in writing by the Portfolio Manager; (ii) the statement or omission in question was made in an SEC Filing in reliance upon written information provided to the Trust by the Portfolio Manager specifically for use in such SEC Filing; (iii) the Portfolio Manager was afforded the opportunity to review the statement (or the omission was identified to it) in connection with the 10 business day review requirement set forth in Section 5(b) above; and (iv) upon receipt by the Trust of any notice of the commencement of any action or the assertion of any claim to which the indemnification obligations set forth in Section 5(c) may apply, the Trust notifies the Portfolio Manager, within 30 days and in writing, of such receipt and provides to Portfolio Manager the opportunity to participate in the defense and/or settlement of any such action or claim. Further, Portfolio Manager will not be required to indemnify any person under this Section 5 to the extent that Portfolio Manager relied upon statements or information furnished to the Portfolio Manager, in writing, by any officer, employee or Trustee of the Trust, or by the Trust’s custodian, administrator or accounting agent or any other agent of the Trust, in preparing written information provided to the Trust and upon which the Trust relied in preparing the SEC Filing(s) in question.
(f) The Portfolio Manager shall not be liable for: (i) any acts of any other portfolio manager to the Portfolio or the Trust with respect to the portion of the assets of the Portfolio or the Trust not managed by the Portfolio Manager; and (ii) acts of the Portfolio Manager which result from acts of the Trust, including, but not limited to, a failure of the Trust to provide accurate and current information with respect to the investment objectives, policies, or restrictions applicable to the Portfolio, actions of the Trustees, or any records maintained by Trust or any other portfolio manager to the Portfolio. The Trust agrees that, to the extent the Portfolio Manager complies with the investment objectives, policies, and restrictions applicable to the Portfolio as provided to the Portfolio Manager by the Trust, and with laws, rules, and regulations applicable to the Portfolio (including, without limitation, any requirement to manage the Portfolio in a manner designed to comply with Subchapter M of the Code) in the management of the assets of the Portfolio specifically committed to management by the Portfolio Manager, without regard to any other assets or investments of the Portfolio, Portfolio Manager will be conclusively presumed for all purposes to have met its obligations under this Agreement to act in accordance with the investment objectives, polices, and restrictions applicable to the Portfolio and with laws, rules, and regulations applicable to the Portfolio, it being the intention that for this purpose the assets committed to management by the Portfolio Manager shall be considered a separate and discrete investment portfolio from any other assets of the Portfolio; without limiting the generality of the foregoing, the Portfolio Manager will have no obligation to inquire into, or to take into account, any other investments of the Portfolio in making investment decisions under this Agreement. In no event shall the Portfolio Manager or any officer, director, employee, or agent or the Portfolio Manager have any liability arising from the conduct of the Trust and any other portfolio manager with respect to the portion of the Portfolio’s assets not allocated to the Portfolio Manager.
6. Permissible Interest. Subject to and in accordance with the Trust’s Declaration of Trust and Bylaws and corresponding governing documents of Portfolio Manager, Trustees, officers, agents and shareholders of the Trust may have an interest in the Portfolio Manager as officers, directors, agents and/or shareholders or otherwise. Portfolio Manager may have similar interests in the Trust. The effect of any such interrelationships shall be governed by said governing documents and the provisions of the Investment Company Act.
7. Duration, Termination and Amendments. This Agreement shall become effective as of the date first written above and shall continue in effect thereafter for two years. This Agreement shall continue in effect from year to year thereafter for so long as its continuance is specifically approved, at least annually, by: (i) a majority of the Board of Trustees or the vote of the holders of a majority of the Portfolio’s outstanding voting securities; and (ii) the affirmative vote, cast in person at a meeting called for the purpose of voting on such continuance, of a majority of those members of the Board of Trustees (“Independent Trustees”) who are not “interested persons” of the Trust or any investment adviser to the Trust.
This Agreement may be terminated by the Trust or by Portfolio Manager at any time and without penalty upon sixty days written notice to the other party, which notice may be waived by the party entitled to it. This Agreement may not be amended except by an instrument in writing and signed by the party to be bound thereby provided that if the Investment Company Act requires that such amendment be approved by the vote of the Board, the Independent Trustees and/or the holders of the Trust’s or the Portfolio’s outstanding shareholders, such approval must be obtained before any such amendment may become effective. This Agreement shall terminate upon its assignment. For purposes of this Agreement, the terms “majority of the outstanding voting securities,” “assignment” and “interested person” shall have the meanings set forth in the Investment Company Act.
8. Confidentiality; Use of Name. Portfolio Manager and the Trust acknowledge and agree that during the term of this Agreement the parties may have access to certain information that is proprietary to the Trust or Portfolio Manager, respectively (or to their affiliates and/or service providers). The parties agree that their respective officers and employees shall treat all such proprietary information as confidential and will not use or disclose information contained in, or derived from such material for any purpose other than in connection with the carrying out of their responsibilities under this Agreement and the management of the Trust’s assets, provided, however, that this shall not apply in the case of: (i) information that is publicly available; and (ii) disclosures required by law or requested by any regulatory authority that may have jurisdiction over Portfolio Manager or the Trust, as the case may be, in which case such party shall request such confidential treatment of such information as may be reasonably available. In addition, each party shall use its reasonable efforts to ensure that its agents or affiliates who may gain access to such proprietary information shall be made aware of the proprietary nature and shall likewise treat such materials as confidential.
It is acknowledged and agreed that the names “Hirtle Callaghan,” “Hirtle Callaghan Chief Investment Officers” (which is a registered trademark of Hirtle Callaghan & Co., LLC (“HCC”)), “HC Capital” and any derivative of any of them, as well as any logo that is now or shall later become associated with such names (“Marks”) are valuable property of HCC and that the use of the Marks, or any one of them, by the Trust or its agents is subject to the license granted to the Trust by HCC. Portfolio Manager agrees that, other than for the purpose of complying with regulatory requirements, it will not use any Mark without the prior written consent of the Trust. Portfolio Manager consents to use of its name, performance data, biographical data and other pertinent data, and the Lazard Marks (as defined below), by the Trust for use in marketing and sales literature, provided that any such marketing and sales literature shall not be used by the Trust without the prior written consent of Portfolio Manager, which consent shall not be unreasonably withheld. The Trust shall have full responsibility for the compliance by any such marketing and sales literature with all applicable laws, rules, and regulations, and Portfolio Manager will have no responsibility or liability therefor.
It is acknowledged and agreed that the name “Lazard Asset Management LLC” and any portion or derivative thereof, as well as any logo that is now or shall later become associated with the name (“Lazard Marks”), are valuable property of the Portfolio Manager and that the use of the Lazard Marks by the Trust or its agents is permitted only so long as this Agreement is in place.
The provisions of this Section 8 shall survive termination of this Agreement.
9. Representation, Warranties and Agreements of Portfolio Manager. Portfolio Manager represents and warrants that:
(a) It is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (“Investment Advisers Act”), it will maintain such registration in full force and effect and will, consistent with its obligations under Regulation FD, promptly report to the Trust the existence of any litigation or proceeding that, in the event of an adverse outcome, casue the Portfolio Manager to become ineligible to serve as an investment adviser to a registered investment company under Section 9 of the Investment Company Act.
(b) Portfolio Manager understands that the Trust is subject to various regulations under the Investment Company Act which require that the Board review and approve various procedures adopted by portfolio managers and may also require disclosure regarding the Board’s consideration of these matters in various documents required to be filed with the SEC. Portfolio Manager represents that it will, upon reasonable request of the Trust, provide to the Trust information regarding all such matters including, but not limited to, codes of ethics required by Rule 17j-1 under the Investment Company Act and compliance procedures required by Rule 206(4)-7 under the Investment Advisers Act, as well as certifications that, as contemplated under Rule 38a-1 under the Investment Company Act, Portfolio Manager has implemented a compliance program that is reasonably designed to prevent violations of the federal securities laws by the Portfolio Manager with respect to those services provided pursuant to this Agreement. Portfolio Manager acknowledges that the Trust may, in response to regulations or recommendations issued by the SEC or other regulatory agencies, from time to time, request additional information regarding the personal securities trading of its directors, partners, officers and employees and the policies of Portfolio Manager with regard to such trading. Portfolio Manager agrees that it make reasonable efforts to respond to the Trust’s reasonable requests in this area.
(c) Upon request of the Trust, Portfolio Manager shall promptly supply the Trust with any information concerning Portfolio Manager and its stockholders, employees and affiliates that the Trust may reasonably require in connection with the preparation of its registration statements, proxy materials, reports and other documents required, under applicable state or Federal laws, to be filed with state or Federal agencies and/or provided to shareholders of the Trust.
10. Status of Portfolio Manager. The Trust and Portfolio Manager acknowledge and agree that the relationship between Portfolio Manager and the Trust is that of an independent contractor and under no circumstances shall any employee of Portfolio Manager be deemed an employee of the Trust or any other organization that the Trust may, from time to time, engage to provide services to the Trust, its Portfolios or its shareholders. The parties also acknowledge and agree that nothing in this Agreement shall be construed to restrict the right of Portfolio Manager or its affiliates to perform investment management or other services to any person or entity, including without limitation, other investment companies and persons who may retain Portfolio Manager to provide investment management services and the performance of such services shall not be deemed to violate or give rise to any duty or obligations to the Trust.
11. Counterparts and Notice. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original. Any notice required to be given under this Agreement shall be deemed given when received, in writing addressed and delivered, by certified mail, by hand or via overnight delivery service as follows:

If to the Trust:
Robert J. Zion, Vice President
HC Capital Trust
Five Tower Bridge, 300 Barr Harbor Drive, Suite 300
West Conshohocken, PA 19428
If to Portfolio Manager:
Nathan A. Paul, Managing Director and General Counsel
Lazard Asset Management LLC
30 Rockefeller Plaza
59th Floor
New York, NY 10112
12. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by the law of the State of Delaware provided that nothing herein shall be construed as inconsistent with the Investment Company Act or the Investment Advisers Act.
The Trust acknowledges receipt of Part II of Portfolio Manager’s Form ADV, copies of which have been provided to the Trust’s Board of Trustees.
Portfolio Manager is hereby expressly put on notice of the limitations of shareholder and Trustee liability set forth in the Declaration of Trust of the Trust and agrees that obligations assumed by the Trust pursuant to this Agreement shall be limited in all cases to the assets of the Portfolio. Portfolio Manager further agrees that it will not seek satisfaction of any such obligations from the shareholders or any individual shareholder of the Trust, or from the Trustees of the Trust or any individual Trustee of the Trust.
IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers thereunto duly authorized as of the day and year first written above.

ATTEST:	Lazard Asset Management LLC

By:

ATTEST:	HC Capital Trust (on behalf of The Institutional International Equity Portfolio)

By:

EXHIBIT B
PORTFOLIO MANAGEMENT AGREEMENT
For The Real Estate Securities Portfolio
AGREEMENT made this ___ day of ________, 2011, between SSgA Funds Management, Inc., a corporation organized under the laws of Massachusetts (“Portfolio Manager”), and The Hirtle Callaghan Trust, a Delaware statutory trust (“Trust”).
WHEREAS, the Trust is registered as an open-end, diversified, management investment company under the Investment Company Act of 1940, as amended (“Investment Company Act”) which offers several series of shares of beneficial interests (“shares”) representing interests in separate investment portfolios; and
WHEREAS, the Trust desires to retain the Portfolio Manager to provide a continuous program of investment management to that portion of the assets of The Real Estate Securities Portfolio of the Trust (“Portfolio”) that may, from time to time be allocated to it by, or under the supervision of, the Trust’s Board of Trustees, and Portfolio Manager is willing, in accordance with the terms and conditions hereof, to provide such services to the Trust;
NOW THEREFORE, in consideration of the promises and covenants set forth herein and intending to be legally bound hereby, it is agreed between the parties as follows:
1. Appointment of Portfolio Manager. The Trust hereby retains Portfolio Manager to provide the investment services set forth herein and Portfolio Manager agrees to accept such appointment. In carrying out its responsibilities under this Agreement, the Portfolio Manager shall at all times act in accordance with the investment objectives, policies and restrictions applicable to the Portfolio as set forth in the then current Registration Statement of the Trust delivered by the Trust to the Portfolio Manager, applicable provisions of the Investment Company Act and the rules and regulations promulgated under the Investment Company Act and other applicable federal securities laws.
2. Duties of Portfolio Manager. (a) Portfolio Manager shall provide a continuous program of investment management for that portion of the assets of the Portfolio (“Account”) that may, from time to time be allocated to it by, or under the supervision of, the Trust’s Board of Trustees, as indicated in writing by an authorized officer of the Trust. It is understood that the Account may consist of all, a portion of or none of the assets of the Portfolio, and that the Board of Trustees and/or Hirtle Callaghan & Co., LLC (“Hirtle Callaghan”), the Trust’s investment adviser, has the right to allocate and reallocate such assets to the Account at any time, and from time to time, upon such notice to the Portfolio Manager as may be reasonably necessary, in the view of the Trust, to ensure orderly management of the Account or the Portfolio. The Portfolio Manager’s responsibility for providing portfolio management services to the Portfolio shall be limited to the Account;
(b) Subject to the general supervision of the Trust’s Board of Trustees and the direction of Hirtle Callaghan, Portfolio Manager shall have sole investment discretion with respect to the Account, including investment research, selection of the securities to be purchased and sold and the portion of the Account, if any, that shall be held uninvested, and the selection of brokers and dealers, including affiliated brokers and dealers of Portfolio Manager, through which securities transactions in the Account shall be executed. The Portfolio Manager shall not consult with any other portfolio manager of the Portfolio concerning transactions for the Portfolio in securities or other assets. Specifically, and without limiting the generality of the foregoing, Portfolio Manager agrees that it will:
     (i) advise the Portfolio’s designated custodian bank and administrator or accounting agent on each business day of each purchase and sale, as the case may be, made on behalf of the Account, specifying the name and quantity of the security purchased or sold, the unit and aggregate purchase or sale price, commission paid, the market on which the transaction was effected, the trade date, the settlement date, the identity of the effecting broker or dealer and/or such other information, and in such manner, as may from time to time be reasonably requested by the Trust;
     (ii) maintain all applicable books and records with respect to the securities transactions of the Account. Specifically, Portfolio Manager agrees to maintain with respect to the Account those records required to be maintained under Rule 31a-1(b)(1), (b)(5) and (b)(6) under the Investment Company Act with respect to transactions in the Account including, without limitation, records which reflect securities purchased or sold in the Account, showing for each such transaction, the name and quantity of securities, the unit and aggregate purchase or sale price, commission paid, the market on which the transaction was effected, the trade date, the settlement date, and the identity of the effecting broker or dealer. Portfolio Manager will preserve such records in the manner and for the periods prescribed by Rule 31a-2 under the Investment Company Act. Portfolio Manager acknowledges and agrees that all records it maintains for the Trust are the property of the Trust, and Portfolio Manager will surrender promptly to the Trust any such records upon the Trust’s request. The Trust agrees, however, that Portfolio Manager may retain copies of those records that are required to be maintained by Portfolio Manager under federal or state regulations to which it may be subject or are reasonably necessary for purposes of conducting its business;
     (iii) provide, in a timely manner, such information as may be reasonably requested by the Trust or its designated agents in connection with, among other things, the Trust’s daily computation of the Portfolio’s net asset value and net income, preparation of proxy statements or amendments to the Trust’s registration statement. In the performance of its duties and obligations under this Agreement, the Portfolio Manager will use its best efforts to assist Hirtle Callaghan in ensuring continued qualification for the special tax treatment accorded to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (“Code”). Notwithstanding the foregoing, each of Hirtle Callaghan, the Trust and the Portfolio Manager expressly acknowledge and agree that Portfolio Manager has no responsibility for monitoring for, or ensuring compliance with, Section 851(b)(2) of the Code; and
     (iv) render regular reports to the Trust concerning the performance of Portfolio Manager of its responsibilities under this Agreement. In particular, Portfolio Manager agrees that it will, at the reasonable request of the Board of Trustees, attend meetings of the Board or its validly constituted committees and will, in addition, make its officers and employees available to meet with the officers and employees of the Trust at least quarterly and at other times upon reasonable notice, to review the investments and investment program of the Account.
3. Portfolio Transaction and Brokerage. In placing orders for portfolio securities with brokers and dealers, Portfolio Manager shall use its best efforts to execute securities transactions on behalf of the Account in such a manner that the total cost or proceeds in each transaction is the most favorable under the circumstances. Portfolio Manager may, however, in its discretion, direct orders to brokers that provide to Portfolio Manager research, analysis, advice and similar services, and Portfolio Manager may cause the Account to pay to those brokers a higher commission than may be charged by other brokers for similar transactions, provided that Portfolio Manager determines in good faith that such commission is reasonable in terms either of the particular transaction or of the overall responsibility of the Portfolio Manager to the Account and any other accounts with respect to which Portfolio Manager exercises investment discretion, and provided further that the extent and continuation of any such practice is subject to review by the Trust’s Board of Trustees.
On occasions when the Portfolio Manager deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients of the Portfolio Manager, the Portfolio Manager, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution.
Portfolio Manager shall not execute any portfolio transactions for the Trust with a broker or dealer which is an “affiliated person” of the Trust or Portfolio Manager, including any other investment advisory organization that may, from time to time act as a portfolio manager for the Portfolio or any of the Trust’s other Portfolios, except as permitted under the Investment Company Act and rules promulgated thereunder. The Trust shall provide a list of such affiliated brokers and dealers to Portfolio Manager and will promptly advise Portfolio Manager of any changes in such list.
4. Expenses and Compensation. Except for expenses specifically assumed or agreed to be paid by the Portfolio Manager under this Agreement, the Portfolio Manager shall not be liable for any expenses of the Portfolio or the Trust, including, without limitation: (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase and sale of securities or other investment instruments with respect to the Portfolio; and (iii) custodian fees and expenses. For its services under this Agreement, Portfolio Manager shall be entitled to receive a fee at the annual rate of 0.12% of the average daily net assets of the Account, but subject to a minimum annual fee of $100,000 factored for the number of days during the annual period on which the Account had assets to manage. The minimum annual fee will be calculated each month by multiplying $100,000 by the actual number of days during the month on which the Account had assets to manage and divided by 365 (366 for an annual period including a February 29). The fee shall be payable monthly in arrears and the amount that is due to be paid monthly shall be the greater of the cumulative of the minimum annual 0.12% fees calculated monthly from the beginning of the annual period through the current month end payable or the cumulative of the minimum annual fees calculated for each month to date of the annual period and through the current month end payable, and as reduced by the cumulative of the amount of the fee paid previously during annual period.
5. Limitation of Liability and Indemnification. (a) Neither the Portfolio Manager nor any person that is an “affiliated person” of the Portfolio Manager or any of its affiliated companies (collectively, “Associated Persons”) shall be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio or the Trust in connection with the matters to which this Agreement relates including, without limitation, losses that may be sustained in connection with the purchase, holding, redemption or sale of any security or other investment by the Trust on behalf of the Portfolio, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Portfolio Manager in the performance of its duties or from reckless disregard by it of its duties under this Agreement. In no event shall the Portfolio Manager or its Associated Persons have any liability arising from the conduct of any other portfolio manager with respect to the portion of the Portfolio’s assets not allocated to the Portfolio Manger. The parties agree that any stated limitations on liability shall not relieve the Portfolio Manager from any responsibility or liability under state of federal statutes.
(b) Notwithstanding the foregoing, Portfolio Manager expressly agrees that the Trust may rely upon: (i) the Portfolio Manager’s current Form ADV; and (ii) information provided, in writing, by Portfolio Manager to the Trust in accordance with Section 9 of this Agreement or otherwise to the extent such information was provided by Portfolio Manager for the purpose of inclusion in the Trust’s registration statement and amendments thereto and certain periodic reports relating to the Trust and its Portfolios that are required to be furnished to shareholders of the Trust and/or filed with the Securities and Exchange Commission (“SEC Filings”), as hereinafter defined provided that a copy of each SEC Filing is provided to Portfolio Manager: (i) at least 10 business days prior to the date on which it will become effective, in the case of a registration statement; (ii) at least 10 business days prior to the date upon which it is filed with the SEC in the case of the Trust’s semi-annual-report on Form N-SAR or any shareholder report or proxy statement; or (iii) at least 10 business days prior to first use, in the case of any other SEC Filing. For purposes of this Section 5, “SEC Filings” means the Trust’s registration statement and amendments thereto and any periodic reports relating to the Trust and its Portfolios that are required by law to be furnished to shareholders of the Trust and/or filed with the Securities and Exchange Commission.
(c) Portfolio Manager agrees to indemnify and hold harmless the Trust and each of its Trustees, officers, employees and control persons from any claims, liabilities and reasonable expenses, including reasonable attorneys’ fees (collectively, “Losses”), to the extent that such Losses arise out of any untrue statement of a material fact contained in an SEC Filing or the omission to state therein a material fact necessary to make the statements therein, in light of the circumstances under which they are made, not materially misleading, if such statement or omission was made in reliance upon the Portfolio Manager’s current Form ADV or written information furnished by the Portfolio Manager for the purpose of inclusion in such SEC Filings or other appropriate SEC Filings; provided that a copy of each SEC Filing was provided to Portfolio Manager: (i) at least 10 business days prior to the date on which it will become effective, in the case of a registration statement; (ii) at least 10 business days prior to the date upon which it is filed with the SEC in the case of the Trust’s semi-annual-report on Form N-SAR or any shareholder report or proxy statement; or (iii) at least 10 business days prior to first use, in the case of any other SEC Filing.
(d) The Trust agrees to indemnify and hold harmless the Portfolio Manager and its Associated Persons from any claims, liabilities and expenses, including reasonable attorneys’ fees, incurred as a result of any untrue statement of a material fact which relates to information in any SEC filing, or any omission to state a material fact in any SEC filing in any case where the statement or material omission was not based on written information supplied by electronic transmission or in writing to Trust, or its administrator, transfer agent, custodian, distributor or to Hirtle Callaghan & Co., LLC, the Trust’s investment manager, by the Portfolio Manager.
(e) In the event that a legal proceeding is commenced against the Trust on the basis of claims for which the Portfolio Manager would, if such claims were to prevail, be required to indemnify the Trust pursuant to Section 5(c) above, Portfolio Manager will, at its expense, provide such assistance as the Trust may reasonably request in preparing the defense of such claims (including by way of example making Portfolio Manager’s personnel available for interview by counsel for the Trust, but specifically not including retention or payment of counsel to defend such claims on behalf of the Trust); provided that the Portfolio Manager will not be required to pay any Losses of the Trust except to the extent it may be required to do so under Section 5(c) above.
(f) The indemnification obligations set forth in Section 5 (c) shall not apply unless: (i) the statement or omission in question accurately reflects information provided to the Trust in writing by the Portfolio Manager; (ii) the statement or omission in question was made in an SEC Filing in reliance upon written information provided to the Trust by the Portfolio Manager specifically for use in such SEC Filing or was contained in Portfolio Manager’s Form ADV; (iii) the Portfolio Manager was afforded the opportunity to review the statement (or the omission was identified to it) in connection with the 10 business day review requirement set forth in Section 5(b) above; and (iv) upon receipt by the Trust of any notice of the commencement of any action or the assertion of any claim to which the indemnification obligations set forth in Section 5(c) may apply, the Trust notifies the Portfolio Manager, within 30 days and in writing, of such receipt and provides to Portfolio Manager the opportunity to participate in the defense and/or settlement of any such action or claim. Further, Portfolio Manager will not be required to indemnify any person under this Section 5 to the extent that Portfolio Manager relied upon statements or information furnished to the Portfolio Manager, in writing, by any officer, employee or Trustee of the Trust, or by the Trust’s custodian, administrator or accounting agent or any other agent of the Trust, in preparing written information provided to the Trust and upon which the Trust relied in preparing the SEC Filing(s) in question.
(g) The Portfolio Manager shall not be liable for: (i) any acts of any other portfolio manager to the Portfolio or the Trust with respect to the portion of the assets of the Portfolio or the Trust not managed by the Portfolio Manager; and (ii) acts of the Portfolio Manager which result from acts of the Trust, including, but not limited to, a failure of the Trust to provide accurate and current information with respect to the investment objectives, policies, or restrictions applicable to the Portfolio, actions of the Trustees, or any records maintained by Trust or any other portfolio manager to the Portfolio. The Trust agrees that, to the extent the Portfolio Manager complies with the investment objectives, policies, and restrictions applicable to the Portfolio as provided to the Portfolio Manager by the Trust, and with laws, rules, and regulations applicable to the Portfolio in the management of the assets of the Portfolio specifically committed to management by the Portfolio Manager, without regard to any other assets or investments of the Portfolio, Portfolio Manager will be conclusively presumed for all purposes to have met its obligations under this Agreement to act in accordance with the investment objectives, polices, and restrictions applicable to the Portfolio and with laws, rules, and regulations applicable to the Portfolio, it being the intention that for this purpose the assets committed to management by the Portfolio Manager shall be considered a separate and discrete investment portfolio from any other assets of the Portfolio; without limiting the generality of the foregoing, the Portfolio Manager will have no obligation to inquire into, or to take into account, any other investments of the Portfolio in making investment decisions under this Agreement. In no event shall the Portfolio Manager or any officer, director, employee, or agent or the Portfolio Manager have any liability arising from the conduct of the Trust and any other portfolio manager with respect to the portion of the Portfolio’s assets not allocated to the Portfolio Manager.
6. Permissible Interest. Subject to and in accordance with the Trust’s Declaration of Trust and Bylaws and corresponding governing documents of Portfolio Manager, Trustees, officers, agents and shareholders of the Trust may have an interest in the Portfolio Manager as officers, directors, agents and/or shareholders or otherwise. Portfolio Manager may have similar interests in the Trust. The effect of any such interrelationships shall be governed by said governing documents and the provisions of the Investment Company Act.
7. Duration, Termination and Amendments. This Agreement shall become effective as of the date first written above and shall continue in effect thereafter for two years. This Agreement shall continue in effect from year to year thereafter for so long as its continuance is specifically approved, at least annually, by: (i) a majority of the Board of Trustees or the vote of the holders of a majority of the Portfolio’s outstanding voting securities; and (ii) the affirmative vote, cast in person at a meeting called for the purpose of voting on such continuance, of a majority of those members of the Board of Trustees (“Independent Trustees”) who are not “interested persons” of the Trust or any investment adviser to the Trust.
This Agreement may be terminated by the Trust or by Portfolio Manager at any time and without penalty upon sixty days written notice to the other party, which notice may be waived by the party entitled to it. This Agreement may not be amended except by an instrument in writing and signed by the party to be bound thereby provided that if the Investment Company Act requires that such amendment be approved by the vote of the Board, the Independent Trustees and/or the holders of the Trust’s or the Portfolio’s outstanding shareholders, such approval must be obtained before any such amendment may become effective. This Agreement shall terminate upon its assignment. For purposes of this Agreement, the terms “majority of the outstanding voting securities,” “assignment” and “interested person” shall have the meanings set forth in the Investment Company Act.
8. Confidentiality; Use of Name. Portfolio Manager and the Trust acknowledge and agree that during the term of this

Agreement the parties may have access to certain information that is proprietary to the Trust or Portfolio Manager, respectively (or to their affiliates and/or service providers). The parties agree that their respective officers and employees shall treat all such proprietary information as confidential and will not use or disclose information contained in, or derived from such material for any purpose other than in connection with the carrying out of their responsibilities under this Agreement and the management of the Trust’s assets, provided, however, that this shall not apply in the case of: (i) information that is publicly available; and (ii) disclosures required by law or requested by any regulatory authority that may have jurisdiction over Portfolio Manager or the Trust, as the case may be, in which case such party shall request such confidential treatment of such information as may be reasonably available. In addition, each party shall use its reasonable efforts to ensure that its agents or affiliates who may gain access to such proprietary information shall be made aware of the proprietary nature and shall likewise treat such materials as confidential.
It is acknowledged and agreed that the names “Hirtle Callaghan,” “Hirtle Callaghan Chief Investment Officers” (which is a registered trademark of Hirtle Callaghan & Co., LLC (“HCC”)), “HC Capital” and any derivative of any of them, as well as any logo that is now or shall later become associated with such names (“Marks”) are valuable property of HCC and that the use of the Marks, or any one of them, by the Trust or its agents is subject to the license granted to the Trust by HCC. Portfolio Manager agrees that it will not use any Mark without the prior written consent of the Trust. Portfolio Manager consents to use of its name, performance data, biographical data and other pertinent data, and the SSgA Marks (as defined below), by the Trust for use in marketing and sales literature, provided that any such marketing and sales literature shall not be used by the Trust without the prior written consent of Portfolio Manager, which consent shall not be unreasonably withheld. The Trust shall have full responsibility for the compliance by any such marketing and sales literature with all applicable laws, rules, and regulations, and Portfolio Manager will have no responsibility or liability therefor.
It is acknowledged and agreed that the name “State Street Global Advisors,” “SSgA,” “SSgA Funds Management, Inc.” and any portion or derivative thereof, as well as any logo that is now or shall later become associated with the name (“SSgA Marks”), are valuable property of the Portfolio Manager and that the Trust and its authorized agents may use the SSgA Marks as necessary in SEC Filings so long as this Agreement is in place. The Trust is not permitted to use the SSgA Marks for any other purpose (including, without limitation, marketing the shares of the Trust) without the written consent of the Portfolio Manager, which shall not be unreasonably withheld. Upon termination of this Agreement, the Trust shall forthwith cease to use the SSgA Marks. The Trust acknowledges that unauthorized use of the SSgA Marks shall result in irreparable harm to the Portfolio Manager for which monetary damages are inadequate, and thus, the Portfolio Manager shall be entitled to injunctive relief.
The provisions of this Section 8 shall survive termination of this Agreement.
9. Representation, Warranties and Agreements of Portfolio Manager. Portfolio Manager represents and warrants that:
(a) It is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, (“Investment Advisers Act”), it will maintain such registration in full force and effect and will promptly report to the Trust the commencement of any formal proceeding that could render the Portfolio Manager ineligible to serve as an investment adviser to a registered investment company under Section 9 of the Investment Company Act;
(b) Portfolio Manager understands that the Trust is subject to various regulations under the Investment Company Act which require that the Board review and approve various procedures adopted by portfolio managers and may also require disclosure regarding the Board’s consideration of these matters in various documents required to be filed with the SEC. Portfolio Manager represents that it will, upon reasonable request of the Trust, provide to the Trust information regarding all such matters including, but not limited to, codes of ethics required by Rule 17j-1 under the Investment Company Act and compliance procedures required by Rule 206(4)-7 under the Investment Advisers Act, as well as certifications that, as contemplated under Rule 38a-1 under the Investment Company Act, Portfolio Manager has implemented a compliance program that is reasonably designed to prevent violations of the federal securities laws by the Portfolio with respect to those services provided pursuant to this Agreement. Portfolio Manager acknowledges that the Trust may, in response to regulations or recommendations issued by the SEC or other regulatory agencies, from time to time, request additional information regarding the personal securities trading of its directors, partners, officers and employees and the policies of Portfolio Manager with regard to such trading. Portfolio Manager agrees that it will make reasonable efforts to respond to the Trust’s reasonable requests in this area; and

(c) Upon request of the Trust, Portfolio Manager shall promptly supply the Trust with any information concerning the Portfolio Manager and its stockholders, employees and affiliates that the Trust may reasonably require in connection with the preparation of its registration statements, proxy materials, reports and other documents required, under applicable state or Federal laws, to be filed with state or Federal agencies and/or provided to shareholders of the Trust.
10. Status of Portfolio Manager. The Trust and Portfolio Manager acknowledge and agree that the relationship between Portfolio Manager and the Trust is that of an independent contractor and under no circumstances shall any employee of Portfolio Manager be deemed an employee of the Trust or any other organization that the Trust may, from time to time, engage to provide services to the Trust, its Portfolios or its shareholders. The parties also acknowledge and agree that nothing in this Agreement shall be construed to restrict the right of Portfolio Manager or its affiliates to perform investment management or other services to any person or entity, including without limitation, other investment companies and persons who may retain Portfolio Manager to provide investment management services and the performance of such services shall not be deemed to violate or give rise to any duty or obligations to the Trust.
11. Counterparts and Notice. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original. Any notice required to be given under this Agreement shall be deemed given when received, in writing addressed and delivered, by certified mail, by hand or via overnight delivery service as follows:
If to the Trust:
Robert J. Zion
The Hirtle Callaghan Trust
Five Tower Bridge, 300 Barr Harbor Drive, Suite 300
West Conshohocken, PA 19428
If to Portfolio Manager:
SSgA Funds Management, Inc.
One Lincoln Street
Boston, MA 02111
Attention: Chief Compliance Officer
12. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by the law of the State of Delaware provided that nothing herein shall be construed as inconsistent with the Investment Company Act or the Investment Advisers Act.
The Trust acknowledges receipt of Part II of Portfolio Manager’s Form ADV, copies of which have been provided to the Trust’s Board of Trustees.
Portfolio Manager is hereby expressly put on notice of the limitations of shareholder and Trustee liability set forth in the Declaration of Trust of the Trust and agrees that obligations assumed by the Trust pursuant to this Agreement shall be limited in all cases to the assets of the Portfolio. Portfolio Manager further agrees that it will not seek satisfaction of any such obligations from the shareholders or any individual shareholder of the Trust, or from the Trustees of the Trust or any individual Trustee of the Trust.
IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers thereunto duly authorized as of the day and year first written above.

ATTEST:	SSgA Funds Management, Inc.

By:

James E. Ross President

ATTEST:	The Hirtle Callaghan Trust (on behalf of The Real Estate Securities Portfolio)

By:

EXHIBIT C
PORTFOLIO MANAGEMENT AGREEMENT
For The Commodity Returns Strategy Portfolio
AGREEMENT made this ___ day of ________, 2011, between SSgA Funds Management, Inc., a corporation organized under the laws of Massachusetts (“Portfolio Manager”), and The Hirtle Callaghan Trust, a Delaware statutory trust (“Trust”).
WHEREAS, the Trust is registered as an open-end, diversified, management investment company under the Investment Company Act of 1940, as amended (“Investment Company Act”) which offers several series of shares of beneficial interests (“shares”) representing interests in separate investment portfolios; and
WHEREAS, the Trust desires to retain the Portfolio Manager to provide a continuous program of investment management to that portion of the assets of The Commodity Returns Strategy Portfolio of the Trust (“Portfolio”) that may, from time to time be allocated to it by, or under the supervision of, the Trust’s Board of Trustees, and Portfolio Manager is willing, in accordance with the terms and conditions hereof, to provide such services to the Trust;
NOW THEREFORE, in consideration of the promises and covenants set forth herein and intending to be legally bound hereby, it is agreed between the parties as follows:
1. Appointment of Portfolio Manager. The Trust hereby retains Portfolio Manager to provide the investment services set forth herein and Portfolio Manager agrees to accept such appointment. In carrying out its responsibilities under this Agreement, the Portfolio Manager shall at all times act in accordance with the investment objectives, policies and restrictions applicable to the Portfolio as set forth in the then current Registration Statement of the Trust delivered by the Trust to the Portfolio Manager, applicable provisions of the Investment Company Act and the rules and regulations promulgated under the Investment Company Act and other applicable federal securities laws.
2. Duties of Portfolio Manager. (a) Portfolio Manager shall provide a continuous program of investment management for that portion of the assets of the Portfolio (“Account”) that may, from time to time be allocated to it by, or under the supervision of, the Trust’s Board of Trustees, as indicated in writing by an authorized officer of the Trust. It is understood that the Account may consist of all, a portion of or none of the assets of the Portfolio, and that the Board of Trustees and/or Hirtle Callaghan & Co., LLC (“Hirtle Callaghan”), the Trust’s investment adviser, has the right to allocate and reallocate such assets to the Account at any time, and from time to time, upon such notice to the Portfolio Manager as may be reasonably necessary, in the view of the Trust, to ensure orderly management of the Account or the Portfolio. The Portfolio Manager’s responsibility for providing portfolio management services to the Portfolio shall be limited to the Account;
(b) Subject to the general supervision of the Trust’s Board of Trustees and the direction of Hirtle Callaghan, Portfolio Manager shall have sole investment discretion with respect to the Account, including investment research, selection of the securities to be purchased and sold and the portion of the Account, if any, that shall be held uninvested, and the selection of brokers and dealers, including affiliated brokers and dealers of Portfolio Manager, through which securities transactions in the Account shall be executed. The Portfolio Manager shall not consult with any other portfolio manager of the Portfolio concerning transactions for the Portfolio in securities or other assets. Specifically, and without limiting the generality of the foregoing, Portfolio Manager agrees that it will:
     (i) advise the Portfolio’s designated custodian bank and administrator or accounting agent on each business day of each purchase and sale, as the case may be, made on behalf of the Account, specifying the name and quantity of the security purchased or sold, the unit and aggregate purchase or sale price, commission paid, the market on which the transaction was effected, the trade date, the settlement date, the identity of the effecting broker or dealer and/or such other information, and in such manner, as may from time to time be reasonably requested by the Trust;
     (ii) maintain all applicable books and records with respect to the securities transactions of the Account. Specifically, Portfolio Manager agrees to maintain with respect to the Account those records required to be maintained under Rule 31a-1(b)(1), (b)(5) and (b)(6) under the Investment Company Act with respect to transactions in the Account including, without limitation, records which reflect securities purchased or sold in the Account, showing for each such transaction, the name and quantity of securities, the unit and aggregate purchase or sale price, commission paid, the market on which the transaction was effected, the trade date, the settlement date, and the identity of the effecting broker or dealer. Portfolio Manager will preserve such records in the manner and for the periods prescribed by Rule 31a-2 under the Investment Company Act. Portfolio Manager acknowledges and agrees that all records it maintains for the Trust are the property of the Trust, and Portfolio Manager will surrender promptly to the Trust any such records upon the Trust’s request. The Trust agrees, however, that Portfolio Manager may retain copies of those records that are required to be maintained by Portfolio Manager under federal or state regulations to which it may be subject or are reasonably necessary for purposes of conducting its business;
     (iii) provide, in a timely manner, such information as may be reasonably requested by the Trust or its designated agents in connection with, among other things, the Trust’s daily computation of the Portfolio’s net asset value and net income, preparation of proxy statements or amendments to the Trust’s registration statement. In the performance of its duties and obligations under this Agreement, the Portfolio Manager will use its best efforts to assist Hirtle Callaghan in ensuring continued qualification for the special tax treatment accorded to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (“Code”). Notwithstanding the foregoing, each of Hirtle Callaghan, the Trust and the Portfolio Manager expressly acknowledge and agree that Portfolio Manager has no responsibility for monitoring for, or ensuring compliance with, Section 851(b)(2) of the Code; and
     (iv) render regular reports to the Trust concerning the performance of Portfolio Manager of its responsibilities under this Agreement. In particular, Portfolio Manager agrees that it will, at the reasonable request of the Board of Trustees, attend meetings of the Board or its validly constituted committees and will, in addition, make its officers and employees available to meet with the officers and employees of the Trust at least quarterly and at other times upon reasonable notice, to review the investments and investment program of the Account.
3. Portfolio Transaction and Brokerage. In placing orders for portfolio securities with brokers and dealers, Portfolio Manager shall use its best efforts to execute securities transactions on behalf of the Account in such a manner that the total cost or proceeds in each transaction is the most favorable under the circumstances. Portfolio Manager may, however, in its discretion, direct orders to brokers that provide to Portfolio Manager research, analysis, advice and similar services, and Portfolio Manager may cause the Account to pay to those brokers a higher commission than may be charged by other brokers for similar transactions, provided that Portfolio Manager determines in good faith that such commission is reasonable in terms either of the particular transaction or of the overall responsibility of the Portfolio Manager to the Account and any other accounts with respect to which Portfolio Manager exercises investment discretion, and provided further that the extent and continuation of any such practice is subject to review by the Trust’s Board of Trustees.
On occasions when the Portfolio Manager deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients of the Portfolio Manager, the Portfolio Manager, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution.
Portfolio Manager shall not execute any portfolio transactions for the Trust with a broker or dealer which is an “affiliated person” of the Trust or Portfolio Manager, including any other investment advisory organization that may, from time to time act as a portfolio manager for the Portfolio or any of the Trust’s other Portfolios, except as permitted under the Investment Company Act and rules promulgated thereunder. The Trust shall provide a list of such affiliated brokers and dealers to Portfolio Manager and will promptly advise Portfolio Manager of any changes in such list.
4. Expenses and Compensation. Except for expenses specifically assumed or agreed to be paid by the Portfolio Manager under this Agreement, the Portfolio Manager shall not be liable for any expenses of the Portfolio or the Trust, including, without limitation: (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase and sale of securities or other investment instruments with respect to the Portfolio; and (iii) custodian fees and expenses. For its services under this Agreement, Portfolio Manager shall be entitled to receive a fee at the annual rate of 0.06% of the average daily net assets of the Account, but subject to a minimum annual fee of $100,000 factored for the number of days during the annual period on which the Account had assets to manage. The minimum annual fee will be calculated each month by multiplying $100,000 by the actual number of days during the month on which the Account had assets to manage and divided by 365 (366 for an annual period including a February 29). The fee shall be payable monthly in arrears and the amount that is due to be paid monthly shall be the greater of the cumulative of the minimum annual 0.06% fees calculated monthly from the beginning of the annual period through the current month end payable or the cumulative of the minimum annual fees calculated for each month to date of the annual period and through the current month end payable, and as reduced by the cumulative of the amount of the fee paid previously during annual period.
5. Limitation of Liability and Indemnification. (a) Neither the Portfolio Manager nor any person that is an “affiliated person” of the Portfolio Manager or any of its affiliated companies (collectively, “Associated Persons”) shall be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio or the Trust in connection with the matters to which this Agreement relates including, without limitation, losses that may be sustained in connection with the purchase, holding, redemption or sale of any security or other investment by the Trust on behalf of the Portfolio, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Portfolio Manager in the performance of its duties or from reckless disregard by it of its duties under this Agreement. In no event shall the Portfolio Manager or its Associated Persons have any liability arising from the conduct of any other portfolio manager with respect to the portion of the Portfolio’s assets not allocated to the Portfolio Manger. The parties agree that any stated limitations on liability shall not relieve the Portfolio Manager from any responsibility or liability under state of federal statutes.
(b) Notwithstanding the foregoing, Portfolio Manager expressly agrees that the Trust may rely upon: (i) the Portfolio Manager’s current Form ADV; and (ii) information provided, in writing, by Portfolio Manager to the Trust in accordance with Section 9 of this Agreement or otherwise to the extent such information was provided by Portfolio Manager for the purpose of inclusion in the Trust’s registration statement and amendments thereto and certain periodic reports relating to the Trust and its Portfolios that are required to be furnished to shareholders of the Trust and/or filed with the Securities and Exchange Commission (“SEC Filings”), as hereinafter defined provided that a copy of each SEC Filing is provided to Portfolio Manager: (i) at least 10 business days prior to the date on which it will become effective, in the case of a registration statement; (ii) at least 10 business days prior to the date upon which it is filed with the SEC in the case of the Trust’s semi-annual-report on Form N-SAR or any shareholder report or proxy statement; or (iii) at least 10 business days prior to first use, in the case of any other SEC Filing. For purposes of this Section 5, “SEC Filings” means the Trust’s registration statement and amendments thereto and any periodic reports relating to the Trust and its Portfolios that are required by law to be furnished to shareholders of the Trust and/or filed with the Securities and Exchange Commission.
(c) Portfolio Manager agrees to indemnify and hold harmless the Trust and each of its Trustees, officers, employees and control persons from any claims, liabilities and reasonable expenses, including reasonable attorneys’ fees (collectively, “Losses”), to the extent that such Losses arise out of any untrue statement of a material fact contained in an SEC Filing or the omission to state therein a material fact necessary to make the statements therein, in light of the circumstances under which they are made, not materially misleading, if such statement or omission was made in reliance upon the Portfolio Manager’s current Form ADV or written information furnished by the Portfolio Manager for the purpose of inclusion in such SEC Filings or other appropriate SEC Filings; provided that a copy of each SEC Filing was provided to Portfolio Manager: (i) at least 10 business days prior to the date on which it will become effective, in the case of a registration statement; (ii) at least 10 business days prior to the date upon which it is filed with the SEC in the case of the Trust’s semi-annual-report on Form N-SAR or any shareholder report or proxy statement; or (iii) at least 10 business days prior to first use, in the case of any other SEC Filing.
(d) The Trust agrees to indemnify and hold harmless the Portfolio Manager and its Associated Persons from any claims, liabilities and expenses, including reasonable attorneys’ fees, incurred as a result of any untrue statement of a material fact which relates to information in any SEC filing, or any omission to state a material fact in any SEC filing in any case where the statement or material omission was not based on written information supplied by electronic transmission or in writing to Trust, or its administrator, transfer agent, custodian, distributor or to Hirtle Callaghan & Co., LLC, the Trust’s investment manager, by the Portfolio Manager.
(e) In the event that a legal proceeding is commenced against the Trust on the basis of claims for which the Portfolio Manager would, if such claims were to prevail, be required to indemnify the Trust pursuant to Section 5(c) above, Portfolio Manager will, at its expense, provide such assistance as the Trust may reasonably request in preparing the defense of such claims (including by way of example making Portfolio Manager’s personnel available for interview by counsel for the Trust, but specifically not including retention or payment of counsel to defend such claims on behalf of the

Trust); provided that the Portfolio Manager will not be required to pay any Losses of the Trust except to the extent it may be required to do so under Section 5(c) above.
(f) The indemnification obligations set forth in Section 5 (c) shall not apply unless: (i) the statement or omission in question accurately reflects information provided to the Trust in writing by the Portfolio Manager; (ii) the statement or omission in question was made in an SEC Filing in reliance upon written information provided to the Trust by the Portfolio Manager specifically for use in such SEC Filing or was contained in Portfolio Manager’s Form ADV; (iii) the Portfolio Manager was afforded the opportunity to review the statement (or the omission was identified to it) in connection with the 10 business day review requirement set forth in Section 5(b) above; and (iv) upon receipt by the Trust of any notice of the commencement of any action or the assertion of any claim to which the indemnification obligations set forth in Section 5(c) may apply, the Trust notifies the Portfolio Manager, within 30 days and in writing, of such receipt and provides to Portfolio Manager the opportunity to participate in the defense and/or settlement of any such action or claim. Further, Portfolio Manager will not be required to indemnify any person under this Section 5 to the extent that Portfolio Manager relied upon statements or information furnished to the Portfolio Manager, in writing, by any officer, employee or Trustee of the Trust, or by the Trust’s custodian, administrator or accounting agent or any other agent of the Trust, in preparing written information provided to the Trust and upon which the Trust relied in preparing the SEC Filing(s) in question.
(g) The Portfolio Manager shall not be liable for: (i) any acts of any other portfolio manager to the Portfolio or the Trust with respect to the portion of the assets of the Portfolio or the Trust not managed by the Portfolio Manager; and (ii) acts of the Portfolio Manager which result from acts of the Trust, including, but not limited to, a failure of the Trust to provide accurate and current information with respect to the investment objectives, policies, or restrictions applicable to the Portfolio, actions of the Trustees, or any records maintained by Trust or any other portfolio manager to the Portfolio. The Trust agrees that, to the extent the Portfolio Manager complies with the investment objectives, policies, and restrictions applicable to the Portfolio as provided to the Portfolio Manager by the Trust, and with laws, rules, and regulations applicable to the Portfolio in the management of the assets of the Portfolio specifically committed to management by the Portfolio Manager, without regard to any other assets or investments of the Portfolio, Portfolio Manager will be conclusively presumed for all purposes to have met its obligations under this Agreement to act in accordance with the investment objectives, polices, and restrictions applicable to the Portfolio and with laws, rules, and regulations applicable to the Portfolio, it being the intention that for this purpose the assets committed to management by the Portfolio Manager shall be considered a separate and discrete investment portfolio from any other assets of the Portfolio; without limiting the generality of the foregoing, the Portfolio Manager will have no obligation to inquire into, or to take into account, any other investments of the Portfolio in making investment decisions under this Agreement. In no event shall the Portfolio Manager or any officer, director, employee, or agent or the Portfolio Manager have any liability arising from the conduct of the Trust and any other portfolio manager with respect to the portion of the Portfolio’s assets not allocated to the Portfolio Manager.
6. Permissible Interest. Subject to and in accordance with the Trust’s Declaration of Trust and Bylaws and corresponding governing documents of Portfolio Manager, Trustees, officers, agents and shareholders of the Trust may have an interest in the Portfolio Manager as officers, directors, agents and/or shareholders or otherwise. Portfolio Manager may have similar interests in the Trust. The effect of any such interrelationships shall be governed by said governing documents and the provisions of the Investment Company Act.
7. Duration, Termination and Amendments. This Agreement shall become effective as of the date first written above and shall continue in effect thereafter for two years. This Agreement shall continue in effect from year to year thereafter for so long as its continuance is specifically approved, at least annually, by: (i) a majority of the Board of Trustees or the vote of the holders of a majority of the Portfolio’s outstanding voting securities; and (ii) the affirmative vote, cast in person at a meeting called for the purpose of voting on such continuance, of a majority of those members of the Board of Trustees (“Independent Trustees”) who are not “interested persons” of the Trust or any investment adviser to the Trust.
This Agreement may be terminated by the Trust or by Portfolio Manager at any time and without penalty upon sixty days written notice to the other party, which notice may be waived by the party entitled to it. This Agreement may not be amended except by an instrument in writing and signed by the party to be bound thereby provided that if the Investment Company Act requires that such amendment be approved by the vote of the Board, the Independent Trustees and/or the holders of the Trust’s or the Portfolio’s outstanding shareholders, such approval must be obtained before any such amendment may become effective. This Agreement shall terminate upon its assignment. For purposes of this Agreement, the terms “majority of the outstanding voting securities,” “assignment” and “interested person” shall have the meanings set forth in the Investment Company Act.
8. Confidentiality; Use of Name. Portfolio Manager and the Trust acknowledge and agree that during the term of this Agreement the parties may have access to certain information that is proprietary to the Trust or Portfolio Manager, respectively (or to their affiliates and/or service providers). The parties agree that their respective officers and employees shall treat all such proprietary information as confidential and will not use or disclose information contained in, or derived from such material for any purpose other than in connection with the carrying out of their responsibilities under this Agreement and the management of the Trust’s assets, provided, however, that this shall not apply in the case of: (i) information that is publicly available; and (ii) disclosures required by law or requested by any regulatory authority that may have jurisdiction over Portfolio Manager or the Trust, as the case may be, in which case such party shall request such confidential treatment of such information as may be reasonably available. In addition, each party shall use its reasonable efforts to ensure that its agents or affiliates who may gain access to such proprietary information shall be made aware of the proprietary nature and shall likewise treat such materials as confidential.
It is acknowledged and agreed that the names “Hirtle Callaghan,” “Hirtle Callaghan Chief Investment Officers” (which is a registered trademark of Hirtle Callaghan & Co., LLC (“HCC”)), “HC Capital” and any derivative of any of them, as well as any logo that is now or shall later become associated with such names (“Marks”) are valuable property of HCC and that the use of the Marks, or any one of them, by the Trust or its agents is subject to the license granted to the Trust by HCC. Portfolio Manager agrees that it will not use any Mark without the prior written consent of the Trust. Portfolio Manager consents to use of its name, performance data, biographical data and other pertinent data, and the SSgA Marks (as defined below), by the Trust for use in marketing and sales literature, provided that any such marketing and sales literature shall not be used by the Trust without the prior written consent of Portfolio Manager, which consent shall not be unreasonably withheld. The Trust shall have full responsibility for the compliance by any such marketing and sales literature with all applicable laws, rules, and regulations, and Portfolio Manager will have no responsibility or liability therefor.
It is acknowledged and agreed that the name “State Street Global Advisors,” “SSgA,” “SSgA Funds Management, Inc.” and any portion or derivative thereof, as well as any logo that is now or shall later become associated with the name (“SSgA Marks”), are valuable property of the Portfolio Manager and that the Trust and its authorized agents may use the SSgA Marks as necessary in SEC Filings so long as this Agreement is in place. The Trust is not permitted to use the SSgA Marks for any other purpose (including, without limitation, marketing the shares of the Trust) without the written consent of the Portfolio Manager, which shall not be unreasonably withheld. Upon termination of this Agreement, the Trust shall forthwith cease to use the SSgA Marks. The Trust acknowledges that unauthorized use of the SSgA Marks shall result in irreparable harm to the Portfolio Manager for which monetary damages are inadequate, and thus, the Portfolio Manager shall be entitled to injunctive relief.
The provisions of this Section 8 shall survive termination of this Agreement.
9. Representation, Warranties and Agreements of Portfolio Manager. Portfolio Manager represents and warrants that:
(a) It is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, (“Investment Advisers Act”), it will maintain such registration in full force and effect and will promptly report to the Trust the commencement of any formal proceeding that could render the Portfolio Manager ineligible to serve as an investment adviser to a registered investment company under Section 9 of the Investment Company Act;
(b) Portfolio Manager understands that the Trust is subject to various regulations under the Investment Company Act which require that the Board review and approve various procedures adopted by portfolio managers and may also require disclosure regarding the Board’s consideration of these matters in various documents required to be filed with the SEC. Portfolio Manager represents that it will, upon reasonable request of the Trust, provide to the Trust information regarding all such matters including, but not limited to, codes of ethics required by Rule 17j-1 under the Investment Company Act and compliance procedures required by Rule 206(4)-7 under the Investment Advisers Act, as well as certifications that, as contemplated under Rule 38a-1 under the Investment Company Act, Portfolio Manager has implemented a compliance program that is reasonably designed to prevent violations of the federal securities laws by the Portfolio with respect to those services provided pursuant to this Agreement. Portfolio Manager acknowledges that the Trust may, in response to regulations or recommendations issued by the SEC or other regulatory agencies, from time to time, request additional information regarding the personal securities trading of its directors, partners, officers and employees and the policies of Portfolio Manager with regard to such trading. Portfolio Manager agrees that it will make reasonable efforts to respond to the Trust’s reasonable requests in this area; and
(c) Upon request of the Trust, Portfolio Manager shall promptly supply the Trust with any information concerning the Portfolio Manager and its stockholders, employees and affiliates that the Trust may reasonably require in connection with the preparation of its registration statements, proxy materials, reports and other documents required, under applicable state or Federal laws, to be filed with state or Federal agencies and/or provided to shareholders of the Trust.
10. Status of Portfolio Manager. The Trust and Portfolio Manager acknowledge and agree that the relationship between Portfolio Manager and the Trust is that of an independent contractor and under no circumstances shall any employee of Portfolio Manager be deemed an employee of the Trust or any other organization that the Trust may, from time to time, engage to provide services to the Trust, its Portfolios or its shareholders. The parties also acknowledge and agree that nothing in this Agreement shall be construed to restrict the right of Portfolio Manager or its affiliates to perform investment management or other services to any person or entity, including without limitation, other investment companies and persons who may retain Portfolio Manager to provide investment management services and the performance of such services shall not be deemed to violate or give rise to any duty or obligations to the Trust.
11. Counterparts and Notice. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original. Any notice required to be given under this Agreement shall be deemed given when received, in writing addressed and delivered, by certified mail, by hand or via overnight delivery service as follows:
If to the Trust:
Robert J. Zion
The Hirtle Callaghan Trust
Five Tower Bridge, 300 Barr Harbor Drive, Suite 300
West Conshohocken, PA 19428
If to Portfolio Manager:
SSgA Funds Management, Inc.
One Lincoln Street
Boston, MA 02111
Attention: Chief Compliance Officer
12. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by the law of the State of Delaware provided that nothing herein shall be construed as inconsistent with the Investment Company Act or the Investment Advisers Act.
The Trust acknowledges receipt of Part II of Portfolio Manager’s Form ADV, copies of which have been provided to the Trust’s Board of Trustees.
Portfolio Manager is hereby expressly put on notice of the limitations of shareholder and Trustee liability set forth in the Declaration of Trust of the Trust and agrees that obligations assumed by the Trust pursuant to this Agreement shall be limited in all cases to the assets of the Portfolio. Portfolio Manager further agrees that it will not seek satisfaction of any such obligations from the shareholders or any individual shareholder of the Trust, or from the Trustees of the Trust or any individual Trustee of the Trust.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers thereunto duly authorized as of the day and year first written above.

ATTEST:	SSgA Funds Management, Inc.

By:
James E. Ross
President

ATTEST:	The Hirtle Callaghan Trust (on behalf of The Commodity Returns Strategy Portfolio)

By:

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735
EVERY SHAREHOLDER’S VOTE IS IMPORTANT
PLEASE SIGN, DATE AND PROMPTLY RETURN YOUR
PROXY CARD IN THE ENCLOSED ENVELOPE TODAY
To vote by Internet
1)   Read the Proxy Statement and have the proxy card below at hand.
2)   Go to website www.proxyvote.com
3)   Follow the instructions provided on the website.
To vote by Telephone
1)   Read the Proxy Statement and have the proxy card below at hand.
2)   Call 1-800-690-6903
3)   Follow the instructions.
To vote by Mail
1)   Read the Proxy Statement.
2)   Check the appropriate box on the proxy card below.
3)   Sign and date the proxy card.
4)   Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	<XXXXX>1	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

HC CAPITAL TRUST THE INSTITUTIONAL INTERNATIONAL EQUITY PORTFOLIO

The Board of Directors recommends you vote FOR the following proposal:		For	Against	Abstain

1.	Approval of a portfolio management agreement between the Trust, on behalf of The Institutional International Equity Portfolio, and Lazard Asset Management, LLC.	☐	☐	☐

Shareholders of the Portfolio will also transact such further business as may properly come before the Special Meeting or any adjournment thereof.

PLEASE SIGN, DATE, AND RETURN IN THE ADDRESSED ENVELOPE - NO POSTAGE REQUIRED. PLEASE MAIL PROMPTLY TO SAVE THE TRUST FURTHER SOLICITATION EXPENSE. THE RECEIPT OF THE NOTICE OF MEETING AND PROXY STATEMENT IS ACKNOWLEDGED BY EXECUTION OF THIS PROXY.

Your signature(s) on this Proxy should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [PLEASE SIGN WITHIN BOX]	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Notice of Special Meeting of Shareholders and Proxy Statement are available at www.proxyvote.com

<XXXXX>2

SPECIAL MEETING OF SHAREHOLDERS
OF
THE INSTITUTIONAL INTERNATIONAL EQUITY PORTFOLIO
OF
HC CAPITAL TRUST
SEPTEMBER 23, 2011
The undersigned appoints Donald E. Callaghan, Robert J. Zion and Colette Bull, and each of them, attorneys and proxies, with full power of substitution in each, to vote and act on behalf of the undersigned at the Special Meeting of Shareholders of the HC Capital Trust (the “Trust”) representing interests in the Trust’s Portfolio, named above, at the offices of HC Capital Trust, Five Tower Bridge, 300 Barr Harbor Drive, Suite 500, West Conshohocken, PA 19428, on Friday, September 23, 2011 at 10:00 a.m. and at all adjournments, according to the number of shares of beneficial interest which the undersigned could vote if present, upon such subjects as may properly come before the meeting, all as set forth in the notice of the meeting and the proxy statement furnished therewith. Unless otherwise marked on the reverse side, this proxy is given WITH authority to vote FOR the proposal noted on the reverse side. The undersigned further confers upon such attorneys and proxies discretionary authority to vote for and in the name of the undersigned and with all of the powers the undersigned would possess if personally present, all the Portfolio shares of the undersigned in the Trust at said meeting.
The undersigned acknowledges receipt with this Proxy of a copy of the Notice of Special Meeting of Shareholders and the Proxy Statement by execution of this Proxy.
PLEASE SIGN AND DATE ON THE REVERSE SIDE.

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735
EVERY SHAREHOLDER’S VOTE IS IMPORTANT
PLEASE SIGN, DATE AND PROMPTLY RETURN YOUR
PROXY CARD IN THE ENCLOSED ENVELOPE TODAY
To vote by Internet
1)   Read the Proxy Statement and have the proxy card below at hand.
2)   Go to website www.proxyvote.com
3)   Follow the instructions provided on the website.
To vote by Telephone
1)   Read the Proxy Statement and have the proxy card below at hand.
2)   Call 1-800-690-6903
3)   Follow the instructions.
To vote by Mail
1)   Read the Proxy Statement.
2)   Check the appropriate box on the proxy card below.
3)   Sign and date the proxy card.
4)   Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	<XXXXX>3	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

HC CAPITAL TRUST THE REAL ESTATE SECURITIES PORTFOLIO

The Board of Directors recommends you vote FOR the following proposal:		For	Against	Abstain

2.	Approval of a portfolio management agreement between the Trust, on behalf of The Real Estate Securities Portfolio, and SSgA Funds Management, Inc.	☐	☐	☐

Shareholders of the Portfolio will also transact such further business as may properly come before the Special Meeting or any adjournment thereof.

PLEASE SIGN, DATE, AND RETURN IN THE ADDRESSED ENVELOPE - NO POSTAGE REQUIRED. PLEASE MAIL PROMPTLY TO SAVE THE TRUST FURTHER SOLICITATION EXPENSE. THE RECEIPT OF THE NOTICE OF MEETING AND PROXY STATEMENT IS ACKNOWLEDGED BY EXECUTION OF THIS PROXY.

Your signature(s) on this Proxy should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [PLEASE SIGN WITHIN BOX]	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Notice of Special Meeting of Shareholders and Proxy Statement are available at www.proxyvote.com

<XXXXX>4

SPECIAL MEETING OF SHAREHOLDERS
OF
THE REAL ESTATE SECURITIES PORTFOLIO
OF
HC CAPITAL TRUST
SEPTEMBER 23, 2011
The undersigned appoints Donald E. Callaghan, Robert J. Zion and Colette Bull, and each of them, attorneys and proxies, with full power of substitution in each, to vote and act on behalf of the undersigned at the Special Meeting of Shareholders of the HC Capital Trust (the “Trust”) representing interests in the Trust’s Portfolio, named above, at the offices of HC Capital Trust, Five Tower Bridge, 300 Barr Harbor Drive, Suite 500, West Conshohocken, PA 19428, on Friday, September 23, 2011 at 10:00 a.m. and at all adjournments, according to the number of shares of beneficial interest which the undersigned could vote if present, upon such subjects as may properly come before the meeting, all as set forth in the notice of the meeting and the proxy statement furnished therewith. Unless otherwise marked on the reverse side, this proxy is given WITH authority to vote FOR the proposal noted on the reverse side. The undersigned further confers upon such attorneys and proxies discretionary authority to vote for and in the name of the undersigned and with all of the powers the undersigned would possess if personally present, all the Portfolio shares of the undersigned in the Trust at said meeting.
The undersigned acknowledges receipt with this Proxy of a copy of the Notice of Special Meeting of Shareholders and the Proxy Statement by execution of this Proxy.
PLEASE SIGN AND DATE ON THE REVERSE SIDE.

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735
EVERY SHAREHOLDER’S VOTE IS IMPORTANT
PLEASE SIGN, DATE AND PROMPTLY RETURN YOUR
PROXY CARD IN THE ENCLOSED ENVELOPE TODAY
To vote by Internet
1)   Read the Proxy Statement and have the proxy card below at hand.
2)   Go to website www.proxyvote.com
3)   Follow the instructions provided on the website.
To vote by Telephone
1)   Read the Proxy Statement and have the proxy card below at hand.
2)   Call 1-800-690-6903
3)   Follow the instructions.
To vote by Mail
1)   Read the Proxy Statement.
2)   Check the appropriate box on the proxy card below.
3)   Sign and date the proxy card.
4)   Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	<XXXXX>5	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

HC CAPITAL TRUST THE COMMODITY RETURNS STRATEGY PORTFOLIO (Formerly, The Commodity Related Securities Portfolio)

The Board of Directors recommends you vote FOR the following proposal:		For	Against	Abstain

3.	Approval of a portfolio management agreement between the Trust, on behalf of The Commodity Returns Strategy Portfolio, and SSgA Funds Management, Inc.	☐	☐	☐

Shareholders of the Portfolio will also transact such further business as may properly come before the Special Meeting or any adjournment thereof.

PLEASE SIGN, DATE, AND RETURN IN THE ADDRESSED ENVELOPE - NO POSTAGE REQUIRED. PLEASE MAIL PROMPTLY TO SAVE THE TRUST FURTHER SOLICITATION EXPENSE. THE RECEIPT OF THE NOTICE OF MEETING AND PROXY STATEMENT IS ACKNOWLEDGED BY EXECUTION OF THIS PROXY.

Your signature(s) on this Proxy should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [PLEASE SIGN WITHIN BOX]	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Notice of Special Meeting of Shareholders and Proxy Statement are available at www.proxyvote.com

<XXXXX>6

SPECIAL MEETING OF SHAREHOLDERS
OF
THE COMMODITY RETURNS STRATEGY PORTFOLIO
(Formerly, The Commodity Related Securities Portfolio)
OF
HC CAPITAL TRUST
SEPTEMBER 23, 2011
The undersigned appoints Donald E. Callaghan, Robert J. Zion and Colette Bull, and each of them, attorneys and proxies, with full power of substitution in each, to vote and act on behalf of the undersigned at the Special Meeting of Shareholders of the HC Capital Trust (the “Trust”) representing interests in the Trust’s Portfolio, named above, at the offices of HC Capital Trust, Five Tower Bridge, 300 Barr Harbor Drive, Suite 500, West Conshohocken, PA 19428, on Friday, September 23, 2011 at 10:00 a.m. and at all adjournments, according to the number of shares of beneficial interest which the undersigned could vote if present, upon such subjects as may properly come before the meeting, all as set forth in the notice of the meeting and the proxy statement furnished therewith. Unless otherwise marked on the reverse side, this proxy is given WITH authority to vote FOR the proposal noted on the reverse side. The undersigned further confers upon such attorneys and proxies discretionary authority to vote for and in the name of the undersigned and with all of the powers the undersigned would possess if personally present, all the Portfolio shares of the undersigned in the Trust at said meeting.
The undersigned acknowledges receipt with this Proxy of a copy of the Notice of Special Meeting of Shareholders and the Proxy Statement by execution of this Proxy.
PLEASE SIGN AND DATE ON THE REVERSE SIDE.